SHARE PURCHASE AGREEMENT

                                  By and Among

                          ONKYO EUROPE ELECTRONICS GMBH

                            ONKYO MALAYSIA SDN. BHD.

                                ONKYO CORPORATION

                                       and

                           GLOBAL TECHNOVATIONS, INC.

                                       and

                               ONKYO AMERICA, INC.

                            Dated as of June 29, 2000

                            SHARE PURCHASE AGREEMENT

     This SHARE PURCHASE AGREEMENT has been entered into as of June 29, 2000 by and among ONKYO EUROPE ELECTRONICS GMBH, a German corporation, ONKYO MALAYSIA SDN. BHD., a Malaysian corporation, ONKYO CORPORATION, a Japanese corporation (individually referred to as the "Seller" and collectively referred to as the "Sellers"); and GLOBAL TECHNOVATIONS, INC., a Delaware corporation (the "Buyer") and ONKYO AMERICA, INC., an Indiana corporation ("Onkyo America").

                                    ARTICLE I

                                    RECITALS

               (1) Onkyo America is a manufacturer and supplier of high quality audio speakers (hereinafter referred to as the "Business").

               (2) The authorized capital stock of Onkyo America consists of 9,000 common shares and 1,000 preferred shares. 5,900 shares of common stock and 100 preferred shares are issued and outstanding.

               (3) Of the 5,900 authorized, issued and outstanding Onkyo America common shares, ONKYO CORPORATION owns of record and beneficially 1,770 common shares; ONKYO MALAYSIA SDN. BHD. owns of record and beneficially 2,065 common shares; and ONKYO EUROPE ELECTRONICS GMBH owns of record and beneficially 2,065 common shares. The Buyer, formerly named Top Source Technologies, Inc., owns all of the 100 issued and outstanding preferred shares, which are contingently convertible (subject to adjustment) into 151.27 new issue common shares of Onkyo America.

               (4) ONKYO CORPORATION owns a controlling interest in the capital stock of ONKYO EUROPE ELECTRONICS GMBH and ONKYO MALAYSIA SDN. BHD.

               (5) The Buyer, in reliance upon the representations, warranties and covenants of the Sellers set forth herein, desires to purchase all (but not less than all) of the 5,900 Onkyo America shares owned by the Sellers (the "Purchased Shares") and the Sellers desire to sell, transfer and convey their Purchased Shares to the Buyer at Closing on the terms and conditions set forth in this Agreement.

              (6) The  Sellers,  in order to induce the Buyer to execute and deliver this Agreement and to purchase the Purchased Shares from the Sellers and consummate the other transactions contemplated hereby and as an essential element hereof, desire to enter into certain covenants with the Buyer in order to protect the goodwill of Onkyo America from certain competitive and other activities.

               (7) Capitalized terms used herein shall have the meanings set forth in Article II. ----------

         In consideration of the covenants, representations, warranties, and mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer, Onkyo America and the Sellers hereby agree as follows:

                                   ARTICLE II

                                   DEFINITIONS

         As used in this Agreement, the following capitalized words and terms have the meanings indicated below:

         "Adverse Claim" has the meaning contained in Section 8.1-102 of the Indiana Uniform Commercial Code.

         "Agreement" shall mean this Share Purchase Agreement, by and among the Buyer and the Sellers, dated June 29, 2000 as amended or modified from time to time in accordance with the applicable provisions hereof.

         "Balance Sheet Date" has the meaning specified in Section 5.05.

         "Business" has the meaning specified in the Recitals hereto.

         "Buyer" has the meaning specified in the first paragraph of this Agreement.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liabilities Act of 1980, as amended.

         "Claim" or "Claims" has the meaning specified in Section 12.01.

         "Closing" has the meaning specified in Article IV.

         "Closing Date" has the meaning specified in Article IV.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         "Computer Software" means all computer source codes, object codes, programs, data files, and other software (including both applications software and operating software), including all machine readable code, printed listings of code documentation, and related property and information relating to the Business, including licenses and other rights to use Computer Software of third parties.

         "Counsel for the Buyer" or the "Buyer's Counsel" shall mean Michael Harris, P.A.

         "Counsel for the Sellers" or the "Sellers' Counsel" shall mean Akai Law Offices.

         "Earn-Out Payment" or "Earn-Out Payments" shall mean the payments to be made pursuant to Schedule 3.02(b).

         "Earn-Out Formula" shall mean the formula used to calculate the Earn-Out Payments set forth in Schedule 3.02 (b).

         "EBITDA" shall mean Onkyo America's income after crediting all management or other fees paid to the Buyer and before all interest, federal, state and other income taxes, interest, depreciation and amortization computed in accordance with GAAP.

         "Employee Plans" has the meaning specified in Section 5.17(a).

         "Employee Pension Benefit Plan" has the meaning specified in Section 5.17(a).

         "Employee Welfare Benefit Plan" has the meaning specified in Section 5.17(a).

         "Environmental Claims" means all accusations, allegations, investigations, warnings, notice letters, notices of violations, Liens, orders, Claims, demands, suits or administrative or judicial actions for any injunctive relief, fines, penalties, or any damage, including without limitation personal injury, property damage (including any depreciation of property values), lost use of property, natural resource damages, or environmental response costs arising out of Environmental Conditions or under Environmental Requirements.

         "Environmental Conditions" means the state of the environment, including natural resources (e.g., flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, spilling, leaking, pumping, pouring, injecting, emptying, discharging, emitting, escaping, leaching, dumping, disposal, release, or threatened release of Hazardous Materials, whether or not yet discovered which could or does result in Environmental
Claims. With respect to Environmental Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Materials at the work place or the exposure of persons or property to Hazardous Materials migrating or otherwise emanating from, to, or located at, under, or on the Owned Premises and/or Leased Real Property.

      "Environmental Expenses" means any liability (including strict liability), loss, cost, penalty, fine, punitive damages, encumbrance, or expense relating to any Environmental Claim or Environmental Conditions, or incurred in compliance with any Environmental Requirements, including without limitation the costs of investigation, cleanup, remedial, monitoring, corrective, or other responsive action, compliance costs, settlement costs, lost property value, and related legal and consulting fees and expenses.

         "Environmental Requirements" means all present and future laws, rules, regulations, ordinances, codes, policies, guidance documents, approvals, plans, authorizations, licenses, permits issued by all government agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, all states and political subdivisions thereof, and any foreign government body, and all judicial, administrative, and regulatory decrees, judgments, and orders relating to human health, pollution, or protection of the environment (including ambient air, surface water, ground water, land surface, or surface strata), including (i) laws relating to emissions, discharges, releases, or threatened releases of Hazardous Materials, and (ii) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport, or other handling of Hazardous Materials, (iii) CERCLA, the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, RCRA, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, the Atomic Energy Act of 1954, as amended and the Occupational Safety and Health Act, as amended; and (iv) all analogous laws promulgated or issued by any federal, state, or other governmental authority or foreign governmental body.

         "Equipment and Machinery" means (i) all personal property owned by Onkyo America, including without limitation the equipment, machinery, furniture, fixtures and improvements, computer hardware, tooling, spare parts, supplies, and vehicles owned or leased by Onkyo America (including all leases of such property), (ii) any rights of Onkyo America to warranties applicable to the foregoing (to the extent assignable), and licenses received from manufacturers and the Sellers of any such item, and (iii) any related Claims, credits, and rights of recovery with respect thereto.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

         "Europe" shall mean Ireland, United Kingdom, Portugal, France, Spain, Netherlands, Germany, Belgium, Luxemburg, Switzerland, Italy, Norway, Sweden, Finland, Austria, Poland and the Czech Republic, Russia, Hungary, Romania, Bulgaria, Monaco and all other countries or principalities located in whole or in part within the continent of Europe.

         "Finished Products" means products into which speakers are incorporated and that are ultimately sold or re-sold in substantially such form to consumers or and users (including corporations or other entities for their own use).

         "GAAP" means generally accepted accounting principles in the United States, in effect from time to time, consistently applied.

         "Government Entity" or "Government Entities" means any court, government agency, department, commission, board, bureau or instrumentality of the United States, any local, county, state or federal or political subdivision thereof, or any foreign governmental body of any kind.

         "Hazardous Materials" means (i) any substance that is or becomes defined as a "hazardous substance," "hazardous waste," "hazardous materials," pollutant, or contaminant under any Environmental Requirements, including CERCLA, SARA, RCRA, and any analogous federal, state, local or foreign law; (ii) petroleum (including crude oil and any fraction thereof); and (iii) any natural or synthetic gas (whether in liquid or gaseous state).

         "Home Audio Products" means electronic home audio products, home theater speakers and home stereo speakers.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         "Indemnified Party" has the meaning specified in Section 12.03(a).

         "Indemnifying Party" has the meaning specified in Section 12.03(a).

         "Intellectual Property" means all United States and foreign patents and patent applications (whether utility, design, or plant product), registered and unregistered trademarks, service marks, trade names including the names "Onkyo America", logos, brands, business identifiers, private labels, trade dress (including all goodwill and reputation symbolized by any of the foregoing), rights of publicity, processes, industrial designs, inventions, registered and unregistered copyrights and copyright applications, product formulas, know-how, trade secrets, confidential information that is not a trade secret, and Computer Software, and all rights with respect to the foregoing, and all other proprietary rights that Onkyo America or any of the Sellers owns, licenses, or possesses the right to use in the conduct of the Business.

         "Interim  Financial  Statements"  has the meaning  specified in Section
5.05.

         "Law" means any local, county, state, federal, foreign or other law, statute, regulation, ordinance, rule, order, decree, judgment, consent degree, settlement agreement or governmental requirement enacted, promulgated, entered into, or imposed by a Governmental Entity.

         "Leased Real Property" has the meaning specified in Section 5.12.

         "Lien" or "Liens" means any mortgage, pledge, security interest, encumbrance, lien (statutory or other), option, easement, right-of-way, charge, or conditional sale agreement.

         "Material Contracts" means all contracts, agreements, and other arrangements, whether oral or written, to which Onkyo America is a party as to which the breach, non-performance, failure to renew, or cancellation could have a Material Adverse Effect on the Business, financial condition, assets, operations, or future prospects of Onkyo America.

         "Material Adverse Change" or "Material Adverse Effect," when used with respect to the Sellers or the Buyer, means a material adverse change or material adverse effect on the assets, operations, business, future prospects, or financial condition of Onkyo America, as the case may be. In determining whether a fact or failure to disclose a fact is material, the principles of Securities and Exchange Commission Staff Accounting Bulletin 99 shall be applicable.

         "Onkyo Group" shall mean Onkyo Japan and those other companies that ONKYO CORPORATION owns, in whole or in part, but excludes Onkyo America.

         "Onkyo Group Speakers" shall mean automotive speakers, office equipment speakers, television speakers and telephone speakers manufactured or assembled by or for a member of the Onkyo Group; provided, however, that Onkyo Group Speakers shall not include (A) Home Audio Products and (B) any speakers contained in Finished Products which are manufactured or assembled, outside the Territory and delivered into the Territory.

         "Ordinary Course of Business" or "Business in the Ordinary Course" means the ordinary course of business for the business consistent with past practices.

         "Owned Premises" has the meaning specified in Section 5.11.

         "Party" or "Parties" means the Sellers, Onkyo America and/or the Buyer.

         "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, or unincorporated organization, or any governmental agency, officer, department, commission, board, bureau, or instrumentality thereof.

         "Personnel" of a Party means the officers, employees and/or agents of that Party.

         "Policy" and "Policies" have the meanings specified in Section 5.21.

         "Proceedings" shall have the meaning specified in Section 5.15(b).

         "Purchase Price" has the meaning specified in Section 3.02.

         "Purchased Shares" has the meaning specified in the Recitals hereto.

         "RCRA" means the Resource Conservation and Recovery Act, as amended.

         "Real Property Leases" has the meaning specified in Section 5.12.

         "SARA" means the Superfund Amendments and Reauthorization Act, as amended.

     "Seller" and "Sellers" has the meaning specified in the first paragraph of this Agreement.

"Tax" or "Taxes" means all federal, state, local, or foreign taxes (including excise taxes, occupancy taxes, environmental taxes, employment taxes, unemployment taxes, ad valorem taxes, customs duties, transfer taxes, and fees), levies, imposts, fees, impositions, assessments, registration, or other governmental charges of any nature imposed upon a Person including all taxes or governmental charges imposed upon any of the personal properties, real properties, tangible or intangible assets, income, profits, receipts, payrolls, transactions, stock transfers, capital stock, net worth or franchises of a Person (including all sales, use, transfer, registration, value added, alternative or add on minimum, estimated withholding or other taxes of any kind whatsoever which a Person is required to collect and/or pay over to any government), and all related additions to tax, penalties or interest thereon whether or not disputed.

     "Tax Returns" means any return, declaration, report, Claim for refund, information return, or other document or amendment to any of the foregoing (including any schedules, attachment related or supporting information) filed or required to be filed with any governmental agency, department, commission, board, bureau, or instrumentality in connection with the determination, assessment, collection, or administration of any Taxes.

         "Promissory Note" has the meaning set forth in Section 3.02(a)(ii).

                                   ARTICLE III

                                PURCHASE AND SALE

         Section 3.01. Purchase and Sale. Subject to the terms and conditions herein set forth in this Agreement, on the Closing Date, ONKYO CORPORATION shall sell its 1,770 Purchased Shares and ONKYO MALAYSIA SDN. BHD. shall sell its 2,065 Purchased Shares and ONKYO EUROPE ELECTRONICS GMBH shall sell its 2,065 Purchased Shares, and the Buyer shall purchase from the Sellers all (but not less than all) of such Purchased Shares. The Purchased Shares are being sold, assigned and transferred by the Sellers to the Buyer pursuant to the terms and conditions of this Agreement, free and clear of all Liens, Adverse Claims or other rights of any other Person.

         Section 3.02. Purchase Price. The purchase price ("Purchase Price") to be paid by the Buyer to the Sellers for their Purchased Shares shall be as follows:

(a)      $25,000,000 in United States dollars payable as follows:

               (i) $17,000,000 by federal funds wire transfer on the Closing Date as follows:

               (A) $8,750,000 shall be paid to ONKYO MALAYSIA SDN. BHD. and;

               (B) $8,250,000  shall be paid to ONKYO EUROPE  ELECTRONICS  GMBH;
          and
         (ii) a $7,500,000 promissory note payable to ONKYO CORPORATION and a $500,000 promissory note payable to ONKYO EUROPE ELECTRONICS GMBH (collectively the "Promissory Notes"), the form of which is attached hereto as Exhibit 3.02 (a)(ii), which Promissory Notes shall be payable in United States dollars. The Promissory Notes shall accrue interest commencing on the Closing Date at the United States Federal Funds rate as of the Closing Date and shall provide for payment in two installments on a pro-rata basis based upon the respective percentages of the principal of each Promissory Note held by each Seller as applicable. The first payment shall consist of principal in the amount of $3,000,000 plus accrued interest from the Closing Date and be paid on March 31, 2002. The second payment shall consist of principal of $5,000,000 plus accrued interest from the Closing Date and be paid on March 31, 2003.

         (b) A contingent purchase price of up to $15,000,000 in United States dollars representing additional Earn-Out Payments, based on the Earn-Out Formula set forth in Schedule 3.02(b) derived from the EBITDA of Onkyo America for the period from October 1, 2000 to September 30, 2005, which Earn-Out Payments shall be paid to and allocated among the Sellers in proportion in their ownership of the Purchased Shares as of the date of this Agreement. The Earn-Out Payment for the period from October 1, 2000 to September 30, 2004 shall be paid to the Sellers in a single payment on or before November 30, 2005, without interest, and the Earn-Out Payment for the period from October 1, 2004 to September 30, 2005 shall be paid on December 30, 2005, without interest.

         Section 3.03. Manner of Payment of Purchase Price. (a) The Buyer shall transmit the amounts set forth in Section 3.02 by wire transfer or by such other means as may be mutually agreed to by the Sellers and the Buyer at Closing. Unless otherwise agreed, the Sellers shall provide the Buyer with wire transfer instructions prior to Closing. In addition, at the Closing the Buyer shall issue and deliver to ONKYO CORPORATION and ONKYO EUROPE ELECTRONICS GMBH the Promissory Notes in the original principal amount of $7,500,000 and $500,000, respectively.

                                   ARTICLE IV

                                     CLOSING

         The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Ice Miller, Indianapolis, Indiana, on July 31, 2000, or as soon as practicable thereafter, provided all the conditions specified in Article VIII, IX and X have been satisfied or waived, or at such other place and time, or on such other date, as may be mutually agreed to by the Parties (the "Closing Date"). In conjunction with the Closing, Onkyo America shall redeem the preferred shares owned by the Buyer for its original purchase price and accrued dividends. At the Closing, the Buyer, Onkyo America, and the Sellers shall deliver to each other updated Schedules dated as of a date not more than two days prior to the Closing Date which Schedules shall be contained in certificates signed by the Buyer, Onkyo America, or the Sellers, as the case may be; provided, however that any representations and warranties made by the Sellers with respect to such Schedules or any information contained therein shall be made "to the knowledge of the Sellers" as that term is defined in Section 5.27.

                                    ARTICLE V

         REPRESENTATIONS AND WARRANTIES ONKYO AMERICA AND OF THE SELLERS

         As a material inducement to the Buyer to enter into this Agreement and all other agreements and documents executed by the Buyer in connection with this Agreement and to consummate the transactions contemplated hereby and such related agreements, Onkyo America and the Sellers hereby jointly and severally represent and warrant to the Buyer as follows, which representations and warranties are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date (all representations and warranties by the Sellers are "to the knowledge of the Sellers" as that term is defined in Section 5.27):

         Section 5.01. Title to Shares. Each Seller is the sole and exclusive record and beneficial owner of that number of the Purchased Shares as is set forth in Article I of this Agreement. The Sellers possess good and merchantable title to the Purchased Shares, and own the Purchased Shares free and clear of any and all Taxes, security interests, options, warrants, purchase right or other contract or commitment that could require any of the Sellers to sell, transfer, or otherwise dispose of any capital stock of any of the Sellers (other than this Agreement), agreements, restrictions, Claims, Liens, pledges and encumbrances of any nature or kind. The Sellers are not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any of the Purchased Shares. The Sellers have the absolute and unconditional right to sell, assign, transfer and deliver the Purchased Shares to the Buyer in accordance with the terms of this Agreement. No transfer or other Taxes shall be included by the Buyer in connection with the acquisition of the Purchased Shares.

         Section 5.02. Authority of the Sellers; Validity of Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by each Seller does not, and will not, violate any provisions of the articles of incorporation or bylaws (or similar documents) of the Sellers or Onkyo America, or violate any provision of, or cause a default under, or result in the acceleration of any obligation under, any agreement, instrument, lease, Lien, judgment, statute, Law, rule, or regulation to which any of the Sellers or Onkyo America are a party, or by which the Sellers or Onkyo America or the property of any Seller or Onkyo America may be bound or affected, or conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default (or give rise to any right of termination), cancellation, or acceleration under, or result in the creation of any Lien, security interest, charge, or encumbrance upon any of the assets of Onkyo America under any note, indenture, mortgage, lease, agreement, contract, purchase order, or other instrument or document to which Onkyo America is a party or by which it or any of its assets is bound or affected, except as set forth in Schedule 5.02 which shall be waived at or before Closing. Each of the Sellers have the legal right and power to enter into this Agreement and to carry out the transactions herein contemplated except for the agreements set forth in Schedule 5.02 which shall be waived at or before Closing. This Agreement, when executed, will constitute a legal, valid, and binding agreement of the Sellers enforceable against the Sellers in accordance with its terms subject only to any applicable bankruptcy, insolvency, or other Laws affecting creditors' rights generally. The execution and delivery of this Agreement and the performance of the Sellers' obligations hereunder have been duly authorized by all necessary actions on the part of the Sellers and no other corporate or other proceedings on the part of the Sellers are necessary to authorize their execution, delivery, and performance. This Agreement has been duly executed and delivered by the Sellers and constitutes their valid and binding obligation, enforceable against each of them in accordance with its terms.

         Section 5.03. Corporate Organization and Qualification. Onkyo America is a corporation duly organized and validly standing under the Laws of the State of Indiana. Each of Onkyo America and its subsidiary referred to in Section 5.08, are duly authorized to conduct business and in good standing under the Laws of each jurisdiction where such qualification is required. Each of the Sellers is duly organized and validly standing under the jurisdictions of its organization. Except as specified on Schedule 5.03 attached hereto, Onkyo America has all requisite corporate power and corporate authority and all governmental licenses, authorizations, permits, consents and approvals to own, lease and operate its properties and to carry on the Business conducted by and in which it proposes to engage. Copies of Onkyo America's articles of incorporation and bylaws, including all amendments thereto, have been provided to the Buyer.

         Section 5.04.  Governmental  Consents.  Except as set forth on Schedule
5.04 attached hereto, no authorization, consent, approval exemption or other action by or notice to or filing with any Person, or with any court or administrative or governmental body is required to permit the Sellers to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement, to comply with and fulfill the terms and conditions of this Agreement, or to sell the Purchased Shares to the Buyer.

         Section 5.05. Financial Statements. Attached hereto as Schedule 5.05 are true and complete copies of (a) the audited balance sheets of Onkyo America as of December 31, 1999, and the related statements of income, stockholders' equity and cash flow for each of the three years in the period ended December 31, 1999, together with the notes thereto and the audit report thereon of Deloitte & Touche, LLP, certified public accountants, and (b) the unaudited balance sheet of Onkyo America as of April 30, 2000 ("Balance Sheet Date") and statements of income, stockholders' equity and cash flow for the periods ended April 30, 1999 and 2000 (the unaudited balance sheet, and statements of income, stockholders' equity and cash flow are collectively referred to as the "Interim Financial Statements"). All financial statements described by this Section 5.05 have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (except that Interim Financial Statements may not include footnote disclosures required by GAAP), are true and correct and present fairly the financial position of Onkyo America as of the respective dates thereof and the results of Onkyo America's operations, stockholders' equity and cash flows for the periods then ended.

         Section 5.06. Absence of Certain Changes or Events. Except as set forth on Schedule 5.06, since the Balance Sheet Date, Onkyo America has operated its Business in the Ordinary Course consistent with past practice and there has not been any:

     (a) Material Adverse Change in the assets, operations, business, prospects or financial condition of Onkyo America;

     (b) (i) increase in the compensation payable or to become payable to any Personnel engaged in the Business of more than $25,000, (ii) bonus, incentive compensation, service award or other like benefit granted, made, or accrued, contingently or otherwise, for or to the credit of any Personnel engaged in the Business of an amount which is more than $50,000, (iii) employee welfare, pension, retirement, profit-sharing, or similar payment or arrangement made or agreed to by Seller for any Personnel engaged in the Business other than in the Ordinary Course of Business, or (iv) new employment agreement with any Personnel engaged in the Business to which Seller is a Party;

     (c) addition to or modification of the Employee Plans, arrangements, or practices described in Schedule 5.17 or Section 5.20 other than (i) the extension of coverage to other employees of Seller who became eligible after the Balance Sheet Date, or (ii) changes required by law;

     (d) sale, lease, assignment, or transfer outside of the Ordinary Course of Business of any of the assets of Onkyo America material to the Business, singly or in the aggregate;

     (e) capital expenditure or the execution of any lease or any incurring of liability therefor in connection with the Business involving payments in excess of $50,000;

     (f) failure to operate Onkyo America or the Business in the Ordinary Course of Business or to preserve the Business intact, to keep available to the Buyer the services of the Personnel and to preserve for the Buyer the goodwill of the Sellers' suppliers, customers, and others having business relations with it, except where such failure would not have a Material Adverse Effect;

     (g) change in accounting methods or practices;

     (h) damage, destruction, or loss (whether or not covered by insurance) adversely affecting the Business or any the assets or properties of Onkyo America;

     (i) declaration, setting aside, or payment of dividends or distributions in respect of any outstanding securities of Onkyo America, any redemption, purchase, or other acquisition of any of Onkyo America's outstanding securities, or any other payments, including the payment of any amounts due on obligations of Onkyo America to its shareholders except as disclosed on Schedule 5.06(i);

     (j) issuance or commitment to issue any shares or other equity securities of the Seller or obligations or securities convertible into or exchangeable for shares or other equity securities of the Seller;

     (k) indebtedness incurred for borrowed money or any commitment to borrow money by Onkyo America, or any loans made or agreed to be made by Onkyo America, or any guarantee, assumption, endorsement of, or other assumption of an obligation by Onkyo America with respect to any liabilities or obligations of any other Person;

     (l) incurrence of any liability involving $50,000 or more (excluding liability under purchase orders), or any increase or change in any assumptions underlying or methods of calculating any bad debt, contingency, or other reserves of Onkyo America except as disclosed on Schedule 5.05;

     (m) issuance of any purchase order, or group of related purchase orders except purchases of inventory, for an amount in excess of $100,000;

     (n) any cancellation of any indebtedness, or waiver of any rights having a value of $50,000 or greater to the Seller on the Business whether or not in payment, discharge, satisfaction, or compromise of any liabilities or contingent liabilities other than the payment, discharge, or satisfaction (i) in the Ordinary Course of Business and consistent with past practice of liabilities reflected or reserved against in the Interim Financial Statements or incurred in the Ordinary Course of Business and consistent with past practice since the Balance Sheet Date, and (ii) other liabilities or contingent liabilities involving $50,000 or less;

     (o) failure to repay any material obligations, except where such failure would not have a Material Adverse Effect on the Seller;

     (p) contracts, agreements, commitments, leases or licenses (or series of related agreements with respect to any of the foregoing) that have been or may be accelerated, terminated, modified or cancelled by Onkyo America or any Person as a direct result or resulting from execution of this Agreement or the consummation of the transactions contemplated herein, or

     (q) any agreement by Onkyo America or the Sellers to do any of the foregoing.

         Section 5.07. Capital Structure of Onkyo America and Related Matters. The total authorized capital stock of Onkyo America consists of 9,000 shares of common stock and 1,000 shares of preferred stock, all without par value. As of the date of this Agreement, 2,065 common shares are issued and outstanding and owned beneficially and of record by ONKYO MALAYSIA SDN. BHD., 2,065 common shares are issued and outstanding and owned beneficially and of record by ONKYO EUROPE GMBH, and 1,770 common shares are issued and outstanding and owned beneficially and of record by ONKYO CORPORATION. 100 preferred shares are owned by the Buyer (formerly named Top Source Technologies, Inc.). All of such shares have been duly authorized and issued by Onkyo America and are fully paid and non-assessable. Other than the contingent right of the Buyer to convert its 100 preferred shares into an aggregate of 151.27 new issue common shares of Onkyo America (subject to adjustment), there are no outstanding options, warrants or other rights of any kind to acquire any shares of capital stock of Onkyo America, or securities convertible into, or exchangeable for, or which otherwise confer on the holder thereof any right to acquire any shares of capital stock of Onkyo America, nor is Onkyo America legally committed to issue any such option, warrant right or security.

         Section 5.08. Subsidiaries. Onkyo America has a wholly-owned Michigan subsidiary, Onkyo America Specialty Products, Inc. Onkyo America has no other subsidiaries and holds no equity interest in any other Person.

         Section 5.09. Tax Matters. Onkyo America has timely filed all Tax Returns required to have been filed with any federal, state, local, or foreign taxing authority and has paid all Taxes shown to be due and payable on the Tax Returns. Onkyo America has set up reserves or accruals on the Financial Statements and Interim Financial Statements which are adequate for the payment of all Taxes for all periods through the Closing Date. No taxing authority has asserted any Claim against Onkyo America for the assessment of any additional tax liability or initiated any action or proceeding which could result in such an assertion. Onkyo America has made all withholding of Taxes required to be made under all applicable federal, state and local laws and regulations with respect to compensation paid to employees, and the amounts withheld have been properly paid over to the appropriate authorities. The federal Tax Returns of Onkyo America have been audited for or through December 31, 1997, and there have been no waivers or extensions by Onkyo America of statutes of limitations with respect to Taxes except Onkyo America has obtained extensions of state and federal tax returns for 1999.

         Section 5.10. Absence of Undisclosed Liabilities. Except as set forth on Schedule 5.10, Onkyo America has no material indebtedness or liability which is not shown on the Interim Financial Statements or provided for thereon, other than liabilities incurred or accrued in the Ordinary Course of Business since the Balance Sheet Date.

         Section 5.11. Real Property. Schedule 5.11 contains a list and brief description of all real property owned by Onkyo America and used in connection with the Business, and all improvements located thereon, fixtures contained therein and appurtenances attached thereto (collectively, the "Owned Premises"). Onkyo America has never owned any other real property. Onkyo America has good and marketable title to the Owned Premises, free and clear of all Liens (other than the lien, if any, of the current property taxes not in default) and owns all improvements (including buildings and other structures) except as set forth in Schedule 5.11. There are no pending or threatened condemnation proceedings relating to any of the Owned Premises. Except as set forth on Schedule 5.11, none of the Owned Premises is subject to sublease or grant to any Person of any right to the use, occupancy, or enjoyment of the property or portion thereof. The Owned Premises is not subject to any use restrictions, exceptions, reservations, limitations, which in any material respect interfere with or impair the present and continued use thereof in the Ordinary Course of Business.

         Section 5.12. Leased Real Property. Schedule 5.12 sets forth a list of all real property in which Onkyo America has a leasehold interest (each a "Real Property Lease" and collectively the "Real Property Leases" and the property covered by those Real Property Leases being referred to herein as the "Leased Real Property"). Onkyo America and the Sellers have made true and complete copies of all Real Property Leases available to the Buyer. Except as set forth on Schedule 5.12, Onkyo America is not in material breach of or material default under any Real Property Lease, neither Onkyo America nor any of the Sellers is aware of any material breach of or material default under any Real Property Lease, and no party to any Real Property Lease has given Onkyo America written notice of or made a Claim with respect to any breach or default thereunder. Except as set forth on Schedule 5.12, none of the Leased Real Property is subject to any sublease or grant to any Person of any right to the use, occupancy, or enjoyment of the property or any portion thereof. Except as set forth on Schedule 5.12, the Leased Real Property is not subject to any Liens (other than the lien, if any, of current property taxes and assessments not in default). The Leased Real Property is not subject to any use restrictions, exceptions, reservations, or limitations which in any material respect interfere with or impair the present and continued use thereof in the Ordinary Course of Business. There are no pending or threatened condemnation proceedings relating to any of the Leased Real Property.

 Section 5.13.  Equipment and Machinery.

         (a) Schedule 5.13 sets forth a list of, or otherwise describes, all material equipment and machinery held for or used in the Business. Except as set forth in Schedule 5.13, Onkyo America has good title, free and clear of all material Liens (other than the lien, if any, of current property taxes and assessments not in default) to the listed Equipment and Machinery, owned by it. Onkyo America holds good and transferable leasehold interests in all Equipment and Machinery leased by it, in each case under valid and enforceable leases which are listed on Schedule 5.13.

         (b) All Equipment and Machinery is free from defects, has been maintained in accordance with customary industry practice, is in good operating condition and repair (except for ordinary wear and tear), is sufficient for the operation of the Business as presently conducted, and is in conformity in all material respects with all applicable Laws, (including applicable zoning, motor vehicle safety, occupational safety and health Laws and Environmental Requirements) relating thereto currently in effect, except where the failure to conform would not have a Material Adverse Effect on Onkyo America.

         Section 5.14. Accounts Receivable. The accounts receivable reflected on the balance sheet in the Interim Financial Statements, and all accounts receivable arising since the Balance Sheet Date, represent or shall represent bona fide Claims against debtors for sales, services performed, or other charges arising in the Ordinary Course of Business, and are not subject to dispute or counterclaim. All accounts receivable, net of reserves for doubtful accounts, are collectible in the Ordinary Course of Business (without the necessity of legal proceedings).

         Section 5.15.  Compliance with Laws; No Default or Litigation.

          (a) Except as set forth on Schedule 5.15(a), Onkyo America and its Business are in compliance with all applicable Laws, including those applicable to discrimination in employment, occupational safety and health, trade practices, competition and pricing, product warranties, zoning, building, sanitation, employment, retirement, labor relations, product advertising, and Environmental Requirements, other than, in any such case, any failure to be in compliance that does not or shall not have a Material Adverse Effect on Onkyo America. Onkyo America is not in default with respect to any order, writ, judgment, award, injunction, or decree of any court or governmental or regulatory authority or arbitrator applicable to it or the Business, its Personnel, or any of its assets, or is aware that any factual circumstances are likely to result in such default.

     (b) Except as  disclosed  on  Schedule  5.15(b) to the  knowledge  of Onkyo
America and the Sellers, there are no actions, suits, Claims, informal governmental inquiries or investigations, arbitrations or administrative proceedings (or similar proceedings), (each "Proceeding") in progress, pending or threatened by or against Onkyo America (or its assets or properties) or the Business whether at Law or in equity, whether civil or criminal in nature, or whether before or by a federal, state, county, local, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any alternative dispute resolution entity, nor has Onkyo America been charged with or received any notice of any violation of any Law relating to Onkyo America, its Business, properties, assets, or the transactions contemplated by this Agreement.

         Section 5.16. Litigation. Except as set forth on Schedule 5.16, (a) there are no Proceedings pending or threatened against Onkyo America, which, if adversely determined, could have a Material Adverse Effect on Onkyo America or could adversely affect the ability of the Sellers to consummate the transactions contemplated by this Agreement; (b) there is no reason to believe any Proceeding may be brought against Onkyo America in the future; and (c) there are no unsatisfied judgments against Onkyo America, the Business, or Onkyo America's activities.

         Section 5.17.  Employee Benefits Plans.

     (a) Employee Welfare Benefit Plan. Schedule 5.17(a) attached hereto and made a part hereof, contains a list of each employee welfare benefit plan (as defined in Section 3(1) of ERISA (hereinafter referred to as "Employee Welfare Benefit Plan"), and employee pension benefit plan (as defined in Section 3(2) of ERISA) (hereinafter referred to as "Employee Pension Benefit Plan"), (i) which was maintained or administered by Onkyo America within the three-year period immediately prior to Closing, (ii) to which Onkyo America contributed to, or was legally obligated to contribute to for the three-year period immediately prior to Closing, or under which Onkyo America had any liability for the three-year period immediately prior to Closing, with respect to its current or former employees or independent contractors.

     (b) Employee Pension Benefit Plan. Schedule 5.17(a) attached hereto and made a part hereof, contains a list of each employee pension benefit plan (as defined in Section 3(2) of ERISA) (hereinafter referred to as "Employee Pension Benefit Plan"), (i) which was maintained or administered by Onkyo America within the three-year period immediately prior to Closing, (ii) to which Onkyo America contributed to, or was legally obligated to contribute to for the three-year period immediately prior to Closing, or under which Onkyo America had any liability for the three-year period immediately prior to Closing, with respect to its current or former employees or independent contractors.

     (c) Employee Plans. Schedule 5.17(a) contains a list of each employee benefit plan, program, arrangement, agreement, policy, or commitment whether insured or uninsured, funded or unfunded, that is not a Welfare Benefit Plan or a Pension Benefit Plan, relating to deferred compensation, bonuses, or compensation in addition to regular pay or wages, stock options, employee stock purchases, severance, unemployment, flexible benefits, disability, vacation, sickness, leave of absence, fringe benefits, employee awards, educational assistance or reimbursement, equity participation (including but not limited to stock appreciation and phantom stock plans), restricted stock, employee discounts, excess benefits, rabbi, secular or vesting trust, child or dependent care, long-term and nursing home care, and profit sharing: (i) which is sponsored, maintained, or administered by Onkyo America or any affiliate; (ii) to which Onkyo America contributes, or is legally obligated to contribute, or
(iii) under which Onkyo America has any liability with respect to Onkyo America's current or former employees or any individuals providing services to Onkyo America or any affiliate (individually, an "Employee Plan" and collectively, the "Employee Plans").

     (d) Liabilities. Except as set forth in Schedule 5.17(d) there are no liabilities of Onkyo America or any affiliate, contingent or otherwise, accrued or unaccrued, asserted or unasserted, with respect to any Employee Plan.

     (e) Litigation. Except as set forth in Schedule 5.17(e) there are no Proceedings, pending or threatened as of the Closing Date, involving any

     (f) Funding Instruments. All trust agreements, custodial agreements, investment management agreements, insurance or annuity contracts (or any other funding instruments) and any other contract or agreement relating to any Employee Plan are legally valid and binding and in full force and effect.

     (g) Affiliated Service Group. Onkyo America is not a member of an affiliated service group within the meaning of Code Section 414(m).

     (h) Leased Employees. Onkyo America does not have any leased employees within the meaning of Code Section 414(n).

     (i) Code Section 414(o) Employees. Onkyo America has no employees or individuals providing services to any of the Sellers or any Affiliate within the meaning of the regulations under Code Section 414(o).

     Section 5.18. Environmental Compliance. Except for the Troy Michigan Leased Real Property at which the Buyer through Top Source Automotive, Inc. conducted business operations through September 30, 1999 (as it existed on that date):

         (a) The Owned Premises and Leased Real Property and all operations and activities conducted thereon (including the Business) are, and at all times during possession thereof by Onkyo America, have been, and at all times prior to Seller's possession thereof were, in material compliance with all applicable Environmental Requirements.

         (b) No Hazardous Material has ever been generated, manufactured, refined, used, transported, treated, stored, handled, disposed, transferred, produced, or processed at or on the Owned Premises or Leased Real Property.

         (c) There are no existing or potential Environmental Claims relating to the Owned Premises or Leased Real Property; and Onkyo America and none of the Sellers have received any notification or any knowledge of alleged, actual, or potential responsibility for any disposal, release, or threatened release at any location of any Hazardous Material generated at or transported from the Owned Premises Leased Real Property by or on behalf of Onkyo America.

         (d) No underground storage tank or other underground storage receptacle (or associated equipment or piping) for Hazardous Materials has in the past or is currently located on the Owned Premises or Leased Real Property, and there have been no releases of any Hazardous Materials from any such underground storage tank or related piping at any time prior to the Closing; and there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Materials at, on, to, or from the Owned Premises or Leased Real Property.

         (e) To the knowledge of Onkyo America and each of the Sellers, there are no PCBs or friable asbestos located at or on the Owned Premises or any Leased Real Property. No Lien or other encumbrance has been imposed on the Owned Premises or Leased Real Property by any federal, state, local or foreign governmental agency or authority due to either the presence of any Hazardous Material on or off the Owned Premises or Leased Real Property or a violation of any Environmental Requirement.

         (f) Onkyo America and each of the Sellers have not received any notices issued pursuant to the citizen's suit provision of any Environmental Requirement relating to the Owned Premises or Leased Real Property or any facility or operations thereon.

         (g) Onkyo America and each of the Sellers have not received any request for information, notice, demand, letter, administrative inquiry, or formal or informal complaint, or claim with respect to any Environmental Conditions or violation of any Environmental Requirement relating to the Owned Premises or Leased Real Property or any facility or operations thereon.

         Section 5.19. Licenses and Permits. Onkyo America has obtained all licenses and permits necessary for the conduct of the Business and all licenses and permits are in full force and effect, except where failure to obtain such licenses and permits would not have a Material Adverse Effect on the Business. The licenses and permits are described on Schedule 5.19. The consummation of the transactions contemplated hereby shall not interrupt or give any governmental authority or body the right to terminate or interrupt the continuation of any of the licenses and permits or the conduct of the Business. Onkyo America is in compliance with all material terms, conditions, and requirements of all licenses and permits, except where noncompliance would not have a Material Adverse Effect, and no proceeding is pending or threatened relating to the revocation or limitation of any of the licenses or permits.

         Section 5.20.  Personnel; Labor.

         (a) Schedule 5.20(a) sets forth the (i) names, titles (if any), and current annual rate of compensation (including bonuses) as May 19, 2000 and as of the Closing Date of all Personnel not subject to a collective bargaining agreement earning in excess of $50,000 per annum, (ii) the approximate number of Onkyo America's employees, and (iii) all collective bargaining agreements and relationships to which Onkyo America is a party, identifying the parties thereto, the expiration dates and the status thereof.

         (b) Except as and to the extent set forth in Schedule 5.20(b), (i) Onkyo America is in compliance with all federal, state, and local laws respecting employment and employment practices, harassment, discrimination, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, except where noncompliance would not have a Material Adverse Effect on the Business; (ii) there is no charge or complaint of unlawful employment practice or unfair dismissal of which Onkyo America or any of the Sellers has received notice pending or threatened against Onkyo America in any court or before any federal, state, or local agency (and Onkyo America and any of the Sellers do not believe that there exists any reasonable basis therefor);
(iii) there is no unfair labor practice charge or complaint of which Onkyo America or any of the Sellers have received notice pending or threatened against Onkyo America before the National Labor Relations Board (and neither Onkyo America nor any of the Sellers believes that there exists any reasonable basis therefor); (iv) there is no labor strike, dispute, slowdown, or stoppage actually pending or threatened against or involving Onkyo America; (v) Onkyo America is not a party to any collective bargaining agreement and no attempt to organize any group or all of the employees of Onkyo America has been made or proposed; (vi) no grievance or arbitration which might have a Material Adverse Effect on Onkyo America or the Business is pending and no claim therefor exists;
(vii) no private agreement restricts Onkyo America from relocating, closing, or terminating any of its operations or facilities; and (viii) Onkyo America has not experienced any work stoppage or other labor difficulty or committed any unfair labor practice.

         Section 5.21. Insurance. Onkyo America's properties, operations and assets are insured under policies of title, liability, fire, casualty, business interruption, workers' compensation, and other forms of insurance (individually, a "Policy" and collectively, the "Policies") insuring its properties, assets, or operations of Onkyo America. Schedule 5.21 lists all policies setting forth the carrier number, policy number, expiration dates, premiums, description of type of coverage, and coverage amounts. Each of the Policies is in the amount and insures against the risks usually and customarily carried by a Person engaged in the Business, is in full force and effect, and Onkyo America is not in default under any provisions of any Policy nor has Onkyo America received notice of cancellation of any Policy. There is no Claim by Onkyo America pending under any Policy as to which coverage has been questioned, denied, or disputed by the underwriters of any Policy, and neither Onkyo America nor any of the Sellers knows of any basis for denial of any claim under any such policy. Onkyo America has not received any written notice from or on behalf of any insurance carrier issuing any Policy that insurance rates therefor shall hereafter be substantially increased (except to the extent that insurance rates may be increased for all similarly situated risks) or that there shall hereafter be a cancellation or an increase in a deductible (or an increase in premiums in order to maintain an existing deductible) or non-renewal of any Policy, whether on account of transactions contemplated by this Agreement or otherwise. The Policies are sufficient in all material respects for compliance by Onkyo America with all requirements of Law and with the requirements of all assigned contracts (if any).

         Section 5.22. Contracts and Commitments. Schedule 5.22 lists as of the date of this Agreement all:

         (a) employment, consulting, bonus, profit-sharing, percentage compensation, deferred compensation, pension, welfare, retirement, stock purchase or stock option plans and agreements and commitments with the directors or Personnel of Onkyo America, excluding agreements and commitments terminable by Onkyo America on not more than 30 days' notice without liability or penalty, and plans disclosed in Schedule 5.17(a);

         (b) notes, mortgages, contracts, agreements, and commitments for the repayment or borrowing of money by Onkyo America in excess of $50,000 in any one case, or for a line of credit including borrowings by Onkyo America in the form of guarantees of, indemnification for, or agreements to acquire any obligations of others, and all security or pledge agreements related thereto;

         (c) contracts, agreements, and commitments relating to any acquisition, joint venture, partnership, strategic alliance, or sharing of profits or losses with any Person;

         (d)  contracts,   agreements,   and  commitments  containing  covenants
purporting to limit the freedom of Onkyo America or any Personnel to compete in any business or in any geographic area;

         (e) contracts, agreements, and commitments requiring payments or distributions to any shareholder, director, or Personnel of Onkyo America, or any relative or affiliate of any such Person;

        (f) Material Contracts, agreements, licenses and commitments relating to Computer Software;

        (g) contracts, agreements, and commitments not disclosed on any other schedule to this Agreement or otherwise disclosed in writing by Onkyo America to the Buyer and which involve or may involve the payment or receipt by Onkyo America (whether in payment of a debt, as a result of a guarantee or indemnification, for goods or services, or otherwise) of more than $50,000 per year, or are otherwise material to the Business; and

        (h) contracts, agreements and commitments not made in the Ordinary Course of Business.

         Onkyo America has made true and complete copies of all the foregoing plans, notes, mortgages, contracts, agreements, and commitments available to the Buyer.

         Except as set forth in Schedule 5.22 or as otherwise disclosed in writing to the Buyer, there are no material transactions relating to the Business presently pending or planned or initiated or completed since the Balance Sheet Date between or among any of the following: any of the Sellers or Onkyo America and any shareholder, director, or Personnel of Onkyo America, or any relative or affiliate of any such Person, including any contract, agreement, or other arrangement, including, but not limited to (i) providing for the furnishing of material services by any of the Sellers or Onkyo America; (ii) providing for the rental of material real or personal property by any of the Sellers or Onkyo America; or (iii) otherwise requiring material payments from any of the Sellers or Onkyo America (other than for services as officers or directors of Onkyo America) to any such Person or corporation, partnership, trust, or other entity in which any such Person has a substantial interest as a shareholder, officer, director, trustee, or partner.

         All of the plans, notes, mortgages, contracts, agreements, and commitments identified in Schedule 5.22 are in full force and effect. Except as set forth in Schedule 5.22, neither Onkyo America, nor any other party thereto, has breached any material provision of, or is in material default under, the terms of, nor does any condition exist which, with notice or lapse of time, or both, would cause Onkyo America or any other Party to be in default under, any contract, agreement, or commitment.

         Section 5.23. Customers and Suppliers. Except as otherwise disclosed in writing by Onkyo America to the Buyer, Schedule 5.23 sets forth a list of (a) all Onkyo America's customers whose purchases exceeded five percent of Onkyo America's total revenue during its last full fiscal year, showing the dollar volume of sales to each such customer for such fiscal year, and (b) Onkyo America's 10 largest suppliers by dollar volume and the dollar volume of purchases or leases by Onkyo America from each such supplier for such fiscal year. Except as set forth on Schedule 5.23 or as otherwise disclosed in writing by Onkyo America to the Buyer, to the knowledge of Onkyo America or any of the Sellers no customer or supplier listed has, or intends to, terminate or change significantly its relationship with Onkyo America.

         Section 5.24. Severance  Arrangements.  Except as set forth in Schedule
5.24 Onkyo America has not entered into any severance or similar arrangement in respect of any present or former Personnel that shall result in any obligation (absolute or contingent) of Onkyo America or the Buyer to make any payment to any present or former Personnel following termination of employment. The consummation of the transactions contemplated by this Agreement will not trigger any severance or similar arrangement of Onkyo America payable by Onkyo America or the Buyer after the Closing.

         Section 5.25. Shareholders. The issued and outstanding shares of Onkyo America are owned of record and beneficially by the Persons set forth on
Schedule 5.25 and no other Person has any equity interest in, or right, contingent or other, to acquire any equity interest in Onkyo America.

         Section  5.26.  Broker's  and  Finder's  Fees.  Except  as set forth in
Schedule 5.26, no broker, finder, or other Person is entitled to any commission or finder's fee in connection with this Agreement or the transactions contemplated by this Agreement.

         Section 5.27. Knowledge of the Sellers. With respect to all representations and warranties which are qualified "to the knowledge of the Sellers," "to the best knowledge of the Sellers," "known to the Sellers," or words of similar import, these phrases shall mean that any representation and warranties by the Sellers shall be limited to each Seller's actual knowledge, without inquiry or due diligence, of a fact or event which came to its attention, whether as a shareholder of Onkyo America or otherwise.

         Section 5.28. No Other Agreements to Sell Onkyo America. Other than this Agreement, none of the Sellers nor Onkyo America has any obligation, absolute or contingent, to any other Person to sell any of the outstanding shares of capital stock of Onkyo America, to sell any of Onkyo America's assets except in the Ordinary Course of Business, or to effect any merger, consolidation, or other reorganization of Onkyo America, or enter into any Agreement with respect thereto.

Section 5.29. Intellectual Property. All Intellectual Property material to the Business is listed on Schedule 5.29. Onkyo America owns or possesses the lawful right to use all Intellectual Property necessary to conduct the Business as presently operated, free and clear of all Liens. To the knowledge of Onkyo America or any of the Sellers, the Intellectual Property is not the subject of any challenge. Onkyo America is not infringing upon or otherwise acting adversely to, or engaging in the unauthorized use or misappropriation of, any Intellectual Property, rights of publicity, or rights of privacy which are owned by any other person or entity, and there is no claim or action by any such person or entity pending or threatened with respect thereto. To the extent that any of the Intellectual Property that Onkyo America is currently using or has used in the past in connection with the Business is owned or licensed by the Sellers, the Sellers will let, except as set forth in Section 15.02, Onkyo America to continue utilizing that Intellectual Property without further compensation, and doing so does not violate the terms of any agreements with any third parties relating to such Intellectual Property.

         Section 5.30. All Material Information. Neither Onkyo America nor any of the Sellers have withheld from the Buyer any material facts relating to the Purchased Shares, the Business, the operations of Onkyo America, the financial or other conditions or future prospects of Onkyo America. No representation or warranty made herein by Onkyo America or any of the Sellers and no statement contained in any certificate or other instrument furnished or to be furnished to the Buyer by Onkyo America or the Sellers in connection with the transactions contemplated by this Agreement contains or will contain an untrue statement of a material fact or omits to state any material fact necessary in order to make any representation, warranty, or other statement of Onkyo America or the Sellers not misleading.

              ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         The Buyer hereby represents and warrants to the Sellers as follows:

         Section 6.01. Organization and Qualification. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Delaware. The Buyer is duly authorized to conduct business and is in good standing under the laws of Florida and of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect on the financial condition of the Buyer.

         Section 6.02. Authorization and Validity of Agreement. The Buyer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance of the obligations of the Buyer hereunder have been duly authorized by all necessary corporate action by the board of directors of the Buyer, and no other corporate proceedings on the part of the Buyer are necessary to authorize the execution, delivery or performance. This Agreement has been duly executed by the Buyer and constitutes a valid and binding obligation, enforceable against the Buyer in accordance with its terms subject only to any applicable bankruptcy, insolvency, or other laws affecting creditors' rights generally.

         Section 6.03. No Conflict or Violation. The execution, delivery, and performance of this Agreement by the Buyer does not and shall not: (a) violate or conflict with any provision of the articles or certificate of incorporation, bylaws, or other governing document of the Buyer; (b) violate any provision of law or any order, judgment, or decree of any court or other governmental or regulatory authority applicable to the Buyer, or (c) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract or which would have a Material Adverse Effect on the Buyer.

         Section 6.04.  Consents and Approvals.  Except as set forth in Schedule
6.04 hereto the execution and delivery of this Agreement and any related agreements by the Buyer and the consummation by the Buyer of the transactions contemplated hereby or thereby will not require any notice to, or consent, authorization, or approval from any court or governmental authority or any other third party. Except as set forth in Schedule 6.04, any and all notices, consents, authorization and approvals set forth in Schedule 6.04 have been made and obtained. No filing with the United States Department of Justice is required under the HSR Act based on the financial statements contained in Form 10-K for the year ended September 30, 1999 and Form 10-Q for the quarter ended March 31, 2000, both filed with the United States Securities and Exchange Commission by the Buyer.

         Section 6.05. Compliance with Law. The Buyer is in compliance with all applicable federal, state, local, and foreign laws, ordinances, orders, rules, and regulations including those applicable to discrimination in employment, occupational safety and health, trade practices, competition and pricing, product warranties, zoning, building, sanitation, employment, retirement, labor relations, product advertising, and Environmental Requirements, other than, in any such case, any failure to be in compliance that does not or shall not have a Material Adverse Effect on the business, financial condition or future prospects of the Buyer. The Buyer is not in default with respect to any order, writ, judgment, award, injunction, or decree of any court or governmental or regulatory authority or arbitrator applicable to it or its Business, its personnel, or is aware that any factual circumstances are likely to result in such default.

         Section  6.06.  Litigation.  There  are  no  Proceedings,   pending  or
threatened against the Buyer, its Business, before or by any court or governmental body which, if adversely determined, could have a Material Adverse Effect on the Buyer or could adversely affect the ability of the Buyer to consummate the transactions contemplated by this Agreement; and there are no unsatisfied judgments against the Buyer, or its Business.

         Section 6.07. All Material Information. No representation or warranty made herein by the Buyer and no statement contained in any certificate or other instrument furnished or to be furnished to the Sellers by the Buyer in connection with the transactions contemplated by this Agreement contains or will contain an untrue statement of a material fact or omits to state any material fact necessary in order to make any representation, warranty, or other statement of the Buyer not misleading.

         Section  6.08.  Broker's  and  Finder's  Fees.  Except  as set forth in
Schedule 6.08, no broker, finder, or other Person is entitled to any commission or finder's fee in connection with this Agreement or the transactions contemplated by this Agreement. Any such commissions and fees shall be paid by the Buyer.

         Section 6.09. Investment Representation. The Purchased Shares being acquired by the Buyer pursuant to this Agreement are being acquired for its own account for investment and not with a view toward the distribution thereof in violation of the Securities Act of 1933, as amended and applicable state securities laws, and any future dispositions of such Purchased Shares by the Buyer will be made in accordance with said Securities Act of 1933 and the applicable rules and regulations promulgated thereunder and applicable state securities laws.

                                   ARTICLE VII

                     COVENANTS OF SELLERS AND ONKYO AMERICA

         Each of Sellers and Onkyo America covenant as follows:

         Section 7.01. Investigation. From and after the date of this Agreement until the Closing Date, the Buyer and its authorized representatives shall have the right at any reasonable time to investigate the financial, technical, and operating aspects of Onkyo America, as the Buyer may reasonably deem appropriate; Onkyo America will give and each of the Sellers will give and will cause Onkyo America to give to the Buyer and its authorized representatives full access at all reasonable times to all records and all other properties of Onkyo America; Onkyo America will permit and each of the Sellers will permit and cause Onkyo America to permit the Buyer to make copies thereof or extracts therefrom; Onkyo America will secure and each of the Sellers will secure and will cause
Onkyo America to secure for the Buyer full cooperation of all officers, directors, and employees of Onkyo America in connection with such investigation. Nothing contained in this Section shall relieve Onkyo America or any of the Sellers from any liability which may arise from any breach of warranty, covenant, representation, or agreement contained in this Agreement.

         Section 7.02. Operation in Usual Manner. Unless expressly approved in writing by the Buyer, from and after the date of this Agreement until the Closing Date, Onkyo America will and each of the Sellers will cause Onkyo America to carry on its Business in substantially the same manner as it has through the date of this Agreement.

         Section 7.03. Representations and Warranties. Onkyo America and the Sellers will not knowingly take any action which would result in the breach of any representation or warranty or the violation of any covenant contained in this Agreement.

       ARTICLE VIII

                   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

         All obligations of the Buyer under this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions anyone or more of which may be waived in writing by the Buyer in its sole discretion:

         Section 8.01. Accuracy of Representations and Warranties. All of the representations and warranties of the Sellers and Onkyo America contained in
Article V shall be true and correct in all material respects at and as of the Closing Date.

         Section 8.02. Compliance with Obligations. Onkyo America and each of the Sellers shall have performed and complied with all the covenants, agreements, obligations and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing, and the Sellers shall deliver to the Buyer a certificate as to the fulfillment of the conditions specified in this Section 8.02 in such form and substance as Buyer shall reasonably request.

          Section 8.03. Third-Party Consents. All approvals, consents, and releases by third parties which are necessary and advisable for the valid transfer by the Sellers of the Purchased Shares to be transferred shall have been obtained and shall be satisfactory to the Buyer in form and substance, and originals or certified copies thereof shall have been delivered to the Buyer.

          Section 8.04. Absence of Material Adverse Change. There has been no event or occurrence which has had a Material Adverse Effect on Onkyo America, its Business or the result of operations, financial conditions or future prospects of Onkyo America since the execution of this Agreement. The Buyer shall receive the updated Schedules of the Sellers as required by Article IV.

         Section 8.05. Licenses and Permits. All licenses and permits and all consents of other third parties that may reasonably be required in connection with the execution of this Agreement or the effectuation of the transaction contemplated herein shall have been duly obtained and shall be in full force and effect on the Closing.

         Section 8.06. Certificates of Existence or Good Standing. The Sellers shall have delivered to the Buyer Certificates of Existence or Good Standing of Onkyo America and Onkyo America Specialty Products, Inc. issued by the Secretary of State of the State of Indiana and State of Michigan, dated as of the most recent practicable date prior to the Closing.

         Section 8.07. Other Agreements. The Sellers shall have delivered to the Buyer copies of an executed Distribution and Technical Services Agreement and a Distribution Agreement between ONKYO CORPORATION and Onkyo America in substantially the form attached as Schedule 8.07A and Schedule 8.07B.

         Section 8.08. Litigation Affecting Closing. No Proceeding shall be pending or threatened before any court or any administrative or governmental authority to restrain or prohibit or to obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement, and no investigation that might eventuate in any such Proceeding shall be pending or threatened.

       Section 8.09. Government and Regulatory Approvals. All governmental or regulatory approvals required in the United States and any other jurisdiction necessary for the consummation of this Agreement and the Closing shall have been obtained.

       Section 8.10. Legal Opinions. The law firms of Akai Law Offices, counsel to ONKYO CORPORATION, Ice Miller, counsel to Onkyo America, and counsel to Onkyo Europe and Onkyo Malaysia reasonably satisfactory to the Buyer shall have each delivered to the Buyer a legal opinion reasonably satisfactory in form and substance to the Buyer.

       Section 8.11. Financing. The Buyer shall have obtained financing for the purchase of the Purchased Shares on terms and conditions satisfactory to the Buyer.

     Section 8.12. Delivery of Purchased Shares. At the Closing, the Sellers shall deliver to the Buyer certificates representing all of the Purchased Shares, all of which certificates shall be duly registered in the name of the Buyer.

     Section 8.13. Corporate Documents. The Buyer shall have received the stock ledger, minute book, and any other corporate records of Onkyo America and Onkyo America Specialty Products, Inc., the check registers and any checkbooks relating to bank accounts or other accounts upon which the funds of Onkyo America or Onkyo America Specialty Products, Inc. may be drawn. In addition, all of the books and records including Computer Software or maintained by Onkyo America in the Ordinary Course of the Business shall be available at its principal offices in Columbus, Indiana.

                                   ARTICLE IX

                  CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS

         The obligations of the Sellers under this Agreement are subject to the fulfillment prior to or at the Closing Date, of the following conditions, any one or more of which may be waived in writing by the Sellers in their sole discretion:

          Section 9.01. Payment of the Purchase Price. The Buyer shall have delivered the Purchase Price including the cash, and the Promissory Notes.


          Section 9.02. Compliance with Obligations. The Buyer shall have performed and complied with all the covenants, agreements, obligations and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing, and the Buyer shall deliver to the Sellers a certificate as to the fulfillment of the conditions specified in this Section
9.02 in such form and substance as Sellers shall reasonably request.

         Section 9.03. Certificates of Existence or Good Standing. The Buyer shall have delivered to the Sellers a Certificate of Existence or Good Standing of the Buyer issued by the Secretary of State of the States of Delaware and Florida, dated as of the most recent practicable date prior to the Closing.

          Section 9.04. Legal Opinion. The Buyer shall have delivered to the Sellers the legal opinion of Michael Harris, P.A., counsel for Buyer, dated the Closing Date, reasonably satisfactory in form and substance to each of the Sellers and Onkyo America.

                                    ARTICLE X

                         MUTUAL CONDITIONS AND COVENANTS

         Section 10.01. Mutual Conditions. The obligations of each of the Buyer and the Sellers to effect the Closing shall be subject to the following conditions, any one or more of which may be waived in writing, as to the Buyer, by any of the Sellers, and as to the Sellers, by the Buyer:

         (a) No order, injunction or decree issued by any governmental authority of competent jurisdiction shall have been purporting to restrain or prohibit or prevent the consummation of the transactions contemplated by this Agreement. No Proceeding initiated by any governmental authority seeking an injunction against the transactions contemplated by this Agreement shall be pending. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any governmental authority which prohibits, restricts or makes illegal consummation of the transactions contemplated hereby or thereby.

         (b) All approvals of governmental authorities required to consummate the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired.

         (c) All consents or waivers of third parties regarding the assignment of contracts shall have been obtained, provided, however, that the Parties shall be obligated to close if (i) the only consents or waivers that have not been obtained would not preclude the Buyer, following the Closing, from acquiring control of Onkyo America and thereafter operating the Business in substantially the same manner as the Business is being conducted as of the date of this Agreement.

         Section 10.02. Miscellaneous. At any time, and from time to time, the Sellers shall execute such consents and other instruments and make such filings as may be necessary or appropriate in order to allow the Buyer or any affiliate of the Buyer to utilize the name "Onkyo America, Inc." or "Onkyo America" in the conduct of the Business as set forth in Section 15.01.

   ARTICLE XI

                                    SURVIVAL

         Solely for the purposes of the indemnification provided by Article XII hereof, all representations and warranties contained in this Agreement shall survive the execution, delivery, and performance hereof, notwithstanding any investigation conducted at any time with respect thereto for 18 months from the Closing Date, except that the representations and warranties made in each of
Section 5.01 and 5.02 shall survive indefinitely. Any covenants or acts required to be taken following the Closing shall survive the Closing.

                                   ARTICLE XII

                                 INDEMNIFICATION

         Section 12.01. Indemnification by the Sellers. The Sellers shall jointly and severally indemnify and hold harmless the Buyer and its successors and their respective shareholders, officers, directors, and agents from and against any and all damages, losses, obligations, liabilities, claims, encumbrances, penalties, costs, and expenses, including reasonable attorneys' fees (and costs and reasonable attorneys' fees in respect of any suit to enforce this provision) (each a "Claim"), arising from or relating to (i) any misrepresentation, breach of representation or warranty by the Sellers, or nonfulfillment of any of the covenants or agreements by the Sellers in this Agreement, or in any document, certificate, or affidavit delivered by the Sellers pursuant to the provisions of this Agreement, or (ii) the lawsuit filed by Louis Mellilo, a former employee of Onkyo America. Provided, however, that the Sellers' obligation with regard to Louis Mellilo shall be limited to 20% of the amounts paid including the reasonable attorney's fees and costs of the Buyer's counsel. The prior consent of the Sellers to any payment or settlement shall not be required.

         Section 12.02. Indemnification by the Buyer. Subject to the provisions of Section 12.04, the Buyer shall indemnify and hold harmless each of the Sellers and its successors and their respective shareholders, officers, directors, and agents from and against any and all Claims resulting from or relating to any misrepresentation, breach of representation or warranty, or nonfulfillment of any of the covenants or agreements of the Buyer in this Agreement.

         Section 12.03.  Procedures.

         (a) Promptly (and in any event within 10 days after the service of any citation or summons) after acquiring knowledge of any Claim for which one of the Parties hereto (the "Indemnified Party") may seek indemnification against another Party (the "Indemnifying Party") pursuant to this Article XII, the Indemnified Party shall give written notice thereof to the Indemnifying Party. Failure to provide notice shall not relieve the Indemnifying Party of its obligations under this Article XII except to the extent that the Indemnifying Party demonstrates actual damage caused by that failure. The Indemnifying Party shall have the right to assume the defense of any Claim with counsel reasonably acceptable to the Indemnified Party upon delivery of notice to that effect to the Indemnified Party. If the Indemnifying Party, after written notice from the Indemnified Party, fails to take timely action to defend the action resulting from the Claim, the Indemnified Party shall have the right to defend the action resulting from the Claim by counsel of its own choosing, but at the cost and expense of the Indemnifying Party. Except as provided in Section 12.01 with regard to Louis Mellilo, the indemnified Party shall have the right to settle or compromise any Claim against it, and, as the case may be, recover from the Indemnifying Party any amount paid in settlement or compromise thereof, if it has given written notice thereof to the Indemnifying Party and the Indemnifying Party has failed to take timely action to defend the same. The Indemnifying Party shall have the right to settle or compromise any claim against the Indemnified Party without the consent of the Indemnified Party provided that the terms of the settlement or compromise provide for the unconditional release of the Indemnified Party and require the payment of monetary damages only.

         (b) Upon its receipt of any amount paid by the Indemnifying Party pursuant to this Article XII, the Indemnified Party shall deliver to the Indemnifying Party such documents as it may reasonably request assigning to the Indemnifying Party any and all rights, to the extent indemnified, that the Indemnified Party may have against third parties with respect to the Claim for which indemnification is being received.

         Section 12.04. Contribution. In order to provide for just and equitable contribution in any case in which an Indemnified Party makes a Claim pursuant to
Article XII but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of
Article XII provide for indemnification, the Indemnified Party and Indemnifying Party shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in the following proportions:

ONKYO MALAYSIA SDN. BHD.                    35%
ONKYO EUROPE ELECTRONICS GMBH               35%
ONKYO CORPORATION                           30%

provided, however, that if such allocation is not permitted by applicable Law or the Indemnifying Party is the Buyer, then the relative fault of each Indemnified Party and each Indemnifying Party in connection with the statements or omissions which resulted in such Claims and other relevant equitable considerations shall also be considered.

         Section 12.05. Limitations on Indemnification and Contribution. No Indemnified Party shall be entitled to receive an indemnification or contribution payment with respect to any Claim or Claims specified in this
Article XII unless the Claim, or the aggregate amount of all Claims made by the Indemnified Party hereunder, equals or exceeds $50,000.

                                  ARTICLE XIII

                       DISTRIBUTION AND TECHNICAL SUPPORT

           Distribution and Technical Support Agreement. As a material inducement to the Buyer to enter into this Agreement and to consummate the transaction contemplated hereby, the Sellers agree to enter into and to cause Onkyo America to enter into a Distribution and Technical Services Agreement and Distribution Agreement in substantially the same form as set forth in Schedule 8.07A and Schedule 8.07B.

                                   ARTICLE XIV

                         NON-COMPETITION AND EXCLUSIVITY

         As a material inducement to the Buyer to enter into this Agreement and to consummate the transaction contemplated hereby, the Sellers hereby agree as follows:

         Section 14.01.  Non-Competition and Exclusivity

          (a) Onkyo Corporation shall comply with the provisions in Article I that certain Distribution and Technical Services Agreement described in Schedule 8.07A.

         (b) Use of Tradename in Europe. Onkyo America may sell any of its products in Europe (as defined in Article II), provided that these products bear a trade name other than "Onkyo" and that Onkyo America does not use a corporate name that includes "Onkyo" in connection with any such sale.

         Section 14.02. Remedies for Violation. If the Sellers and/or any member of the Onkyo Group violates the provision of Section 14.01, the Buyer may, at its sole discretion, exercise any remedy contained in Schedule 8.07A or any other legal or equitable remedies available to it under applicable Law.

                                   ARTICLE XV

                          USE OF INTELLECTUAL PROPERTY

         As a material inducement to the Buyer to enter into this Agreement and to consummate the transaction contemplated hereby, the Sellers agree as follows:

         Section 15.01. Company Name. ONKYO CORPORATION grants the Buyer and Onkyo America a royalty-free license and right to possess, use, display and reproduce the name "Onkyo America" or "Onkyo America, Inc." as Onkyo America's name in connection with the Business for a period of five (5) years from the Closing Date.

         Section 15.02. Use of Tradename on Products. ONKYO CORPORATION grants the Buyer the right to use display and reproduce the "Onkyo" name on Onkyo Group Speakers that are sold to the Buyer in its capacity as exclusive distributor for ONKYO CORPORATION under the Distribution and Technical Service Agreement.

         Section 15.03. Use of Patents and Know-How. All issued United States and foreign patents owned by Onkyo America or used in the Business are listed on
Schedule 5.29. As of the Closing Date, Onkyo America shall cease making royalty payments to ONKYO CORPORATION, and ONKYO CORPORATION shall grant to Onkyo America a perpetual royalty-free license to use and the right to sub-license all issued United States and foreign patents (including any and all improvements, which are disclosed in any of the foregoing, and all divisions, continuations, continuations in-part, renewals, substitutes, reissues and re-examination) and information technology, including but not limited to, manufacturing know-how, quality control standards and unpublished patent information and trade secrets used by Onkyo America in connection with the Business except as specified in
Section 15.04 and Section 15.05.

         Section 15.04. Use of Future Patents. All United States and foreign patents and information technology, including but not limited to manufacturing know-how, quality control standards and unpublished patent information and trade secrets developed by ONKYO CORPORATION after the Closing Date shall be subject to separate negotiations or licensing agreements as mutually agreed to by the Sellers and Onkyo America. All United States and foreign patents and information technology, including but not limited to manufacturing know-how, quality control standards and unpublished patent information and trade secrets developed by Onkyo America after the Closing Date shall be subject to separate negotiations or licensing agreements as mutually agreed to by the Sellers and Onkyo America.

         Section1 5.05. Design Database. Through January 31, 2001, Onkyo America is entitled to use, and shall pay $10,000 (in United States dollars) per month to ONKYO CORPORATION for use of, the design database of ONKYO CORPORATION's IC Division while Onkyo America develops its own database, but in no event may Onkyo America use such design database after January 31, 2001. Upon completion of Onkyo America's database, Onkyo America shall give notice to ONKYO CORPORATION of the date it shall cease to use the design database of ONKYO CORPORATION's IC Division. Onkyo America shall cease using, and paying for use of, such design database as of the date provided in Onkyo America's notice. For this final payment, if the date of notice falls prior to the last day of the month, Onkyo America shall pay a proportion, based on the number of days within the month, for its final payment.

                                   ARTICLE XVI

                                  MISCELLANEOUS

         Section 16.01. Public Announcements. After the Closing, the Sellers shall not directly or indirectly use, for their own benefit or otherwise, or disclose or make any press release or public announcement to any other Person, any information relating to the Business, except to the extent that such information (i) is or becomes generally available to the trade or the public other than as a result of a disclosure by the Sellers or their representatives,
(ii) is required to be disclosed by law or order of a court or governmental body or stock exchange requirements, (iii) as necessary in connection with tax matters or (iv) as may be necessary or appropriate to communicate to the Sellers or agents, employees, officers, directors, or counsel to effectuate the terms of this Agreement.

         Section 16.02. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the Party to whom notice is to be given, (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below, provided that telephonic confirmation of receipt is obtained from the designated person for the recipient promptly after completion of transmission, (c) three days after delivery to an express courier service or the Express Mail service.

         If to Seller, to:

                  ONKYO EUROPE ELECTRONICS GMBH Industriestrasse 18/20, 82110 Germering, Germany Telephone No.: 49-89-849320

                                 ------------
                  Facsimile No.: 49-89-8493247
                                 -------------
                  Attention: Akihiko Horiuchi, Managing Director

                  ONKYO MALAYSIA SDN. BHD.
                  No. 1, Jalan P/5.
                  Kawasan Perusahaan
                  Seksyenb
                  43650 Bandar Baru
                  Bangi, Selangor
                  Darul Ehsan, Malaysia

                  Telephone No.:  60-3-825-7490
                                  -------------
                  Facsimile No.:   60-3-825-7478
                                   -------------
                  Attention: Kazuo Miyamoto, Managing Director

                  ONKYO CORPORATION

                  2-1, Nisshin-Cho, Neyagawa-Shi
                  Osaka 572-8450, Japan
                  Telephone No.: 0728-31-8002
                  Facsimile No.: 0728-33-4651

                  Attention: Naoto Otsuki, Chairman and Chief Executive Officer

         With a copy to:

                   Akai Law Offices
                   Otemachi First Square East 16F
                   5-1, Otemachi 1-chome
                   Chiyoda-ku, Tokyo 100-0004, Japan

                  Telephone No.: 03-3213-6140
                  Facsimile No.: 03-3213-6470
                  Attention:    Izumi Akai

         which copy shall not constitute notice for the purposes of this Agreement.




         If to Buyer, to:

                  GLOBAL TECHNOVATIONS, INC.
                  7108 Fairway Drive, Suite 200
                  Palm Beach, FL 33418-3757
                  Telephone No.: 561-775-5756
                  Facsimile No.: 561-691-5220
                  Attention: William C. Willis, Jr.,
                                Chairman and Chief Executive Officer

         With a copy to:

                  Michael D. Harris
                  Michael Harris, P.A.
                  1645 Palm Beach Lakes Boulevard
                  West Palm Beach, Florida 33401
                  Telephone: 561-478-7077
                  Facsimile: 561-478-1817

  which copy shall not constitute notice for the purposes of this Agreement.

  Any Party providing notice to another Party shall also provide notice to:

                  ONKYO AMERICA, INC.
                  3030 Barker Drive
                  Columbus, Indiana 47201
                  Telephone: 812-342-0332 ext. 106
                  Facsimile:  812-342-2851
                     Attention: Shinobu Shimojima, President

     With a copy to:

                  Dale E. Stackhouse
                  Ice, Miller, Donadio & Ryan
                  One American Square

                  Box 82001
                  Indianapolis, Indiana 46282-0002
                  Telephone:  317-236-2401
                  Facsimile:   317-592-4770

     which copy shall not constitute notice for the purposes of this Agreement.

         Any Party may change its address for the purpose of this Section 16.02 by giving the other Parties written notice of its new address in the manner set forth above.

     Section 16.03. Headings. The article, section, and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     Section 16.04. Construction.

         (a) The Parties have participated jointly in the negotiation and drafting of this Agreement, and, in the event of an ambiguity or a question of intent or a need for interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         (b) Except as otherwise specifically provided in this Agreement (such as by "sole," "absolute discretion," "complete discretion," or words of similar import), if any provision of this Agreement requires or provides for the consent, waiver, or approval of a Party, such consent, waiver, and/or approval shall not be unreasonably withheld.

          (c) The Parties intend that each representation, warranty, and covenant herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant, as the case may be.

         (d) Words of any gender used in this Agreement shall be held and construed to include any other gender; words in the singular shall be held to include the plural; and words in the plural shall be held to include the singular; unless and only to the extent the context indicates otherwise.

         (e) Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         (f)      The word "including" means "including, without limitation."

         Section 16.05. Severability. If any provision of this Agreement is declared by any court or other governmental body to be null, void, or unenforceable, this Agreement shall be construed so that the provision at issue shall survive to the extent it is not so declared and that all of the other provisions of this Agreement shall remain in full force and effect.

         Section 16.06. Entire Agreement. This Agreement contains the entire understanding among the Parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to those transactions. All exhibits and schedules hereto are expressly made a part of this Agreement as fully as though completely set forth herein. Once the Buyer acquires the Purchased Shares, the Sellers shall have no obligations with respect to the outstanding Onkyo America preferred shares owned by the Buyer.

         Section 16.07. Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the Parties hereto, or in the case of a waiver, by the Party waiving compliance. Any waiver by any Party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be or construed as a further or continuing waiver of any condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         Section 16.08. Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than the Sellers and the Buyer and their respective successors and permitted assigns.

         Section 16.09. Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the Parties hereto.

         Section 16.10. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Indiana (without giving effect to the principles of conflicts of laws thereof).

         Section 16.11. Arbitration. Any dispute arising under or in connection with this Agreement shall be resolved by three arbitrators by the American Arbitration Association in arbitration proceedings conducted in Indianapolis, Indiana, in accordance with the American Arbitration Association's commercial arbitration rules. The decision of the arbitrators shall be final and binding and shall be enforceable in any court of competent jurisdiction; provided, however, that any Party may, as appropriate, seek temporary injunctive relief in any court of competent jurisdiction. In any such arbitration proceeding, the Parties agree to provide all discovery deemed necessary by the arbitrators. The decision any award made by the arbitrators shall be final, binding and conclusive on all Parties for all purposes, and judgment may be entered thereon in any court having jurisdiction.

         Section 16.12. Counterparts. This Agreement is executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute the same instrument.

         Section 16.13. Expenses. The Sellers shall pay all expenses of the Sellers and Onkyo America (including attorneys' fees and expenses) and the Buyer shall pay all expenses of the Buyer (including attorneys' fees and expenses), in each case incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers shall pay all sales, use, stamp, transfer, service, recording, real estate and like taxes of fees, if any, imposed by any Governmental Authority in connection with the transfer and assignment of the Purchased Shares.

                                  ARTICLE XVII

                        CERTAIN MATTERS FOLLOWING CLOSING

     Section 17.01.   Inter-Company Obligations.

           (a) On August 31, 2000, Onkyo America shall pay $1,000,000 (plus interest at the U. S. Federal Funds rate as of the Closing Date less 0.5%) in United States dollars to ONKYO CORPORATION representing repayment of a loan from ONKYO CORPORATION.

            (b) In addition, Onkyo America shall pay to ONKYO CORPORATION on account of outstanding inter-company accounts payable without interest, including but not limited to royalties until the Closing Date, which amount shall be paid as follows: (i) $1,000,000 in United States dollars shall be paid on August 31, 2000 and (ii) the balance shall be paid on December 29, 2000.

     Section 17.02. Inspection Rights of the Sellers. Within 75 days after the end of each 12- month period specified in Schedule 3.02(b), Onkyo America shall, and the Buyer shall cause Onkyo America to, compute the amount of EBITDA for such 12-month period based upon the audited financial statements of Onkyo America and provide the Sellers with (i) the audited financial statements of Onkyo America for such 12-month period, with the auditors' report thereon attached, (ii) the amount of EBITDA for such 12-month period so computed, and
(iii) a work sheet showing in reasonable detail the computation of the amount of EBITDA. At the reasonable request of any of the Sellers, Onkyo America shall, and the Buyer shall cause Onkyo America to, provide the Sellers with any additional information that may be reasonably necessary or useful for the Sellers to verify and confirm that the computation of EBITDA is proper and accurate. Upon reasonable advance notice, any of the Sellers shall have the right, through its employees and/or accountants, to review the books and records of Onkyo America during normal business hours in order to verify and confirm that the computation of EBITDA is proper and accurate. If there arises any dispute between the Buyer and any of the Sellers over the amount of EBITDA, any such party may refer the dispute to the arbitration which will be conducted pursuant to Section 16.11 of this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed, or caused to be executed by their duly authorized representatives, this Agreement as of the date first above written.

"SELLERS"

ONKYO EUROPE ELECTRONICS GMBH


By:
Akihiko Horiuchi, Managing Director

ONKYO MALAYSIA SDN. BHD.

By:
Shigeki Sakai, Managing Director

ONKYO CORPORATION

By:
Naoto Otsuki, Chairman and Chief
Executive Officer

"BUYER"
GLOBAL TECHNOVATIONS, INC.

By:
William C. Willis, Jr., President and
Chief Executive Officer

"ONKYO AMERICA"
ONKYO AMERICA, INC.

By:
Shinobu Shimojima, President

June 29, 2000
                                Schedule 3.02(b)

                          Earn Out Payment or Payments

                                      [ * ]


* Confidential portions omitted and filed separately with the Commission.

    June 29, 2000
                                  Schedule 5.02

                   Authority of Sellers; Validity of Agreement

1) The Agreements, by and between Onkyo America and LaSalle Bank, as set forth in Schedule 5.22. Preferred Shares issued to Top Source.

                                  Schedule 5.03

                    Corporate Organization and Qualification

                                 No exceptions.

                                  Schedule 5.04

                              Governmental Consents

                                 No exceptions.

                                  Schedule 5.05

                              Financial Statements

                                      [ * ]



   * Confidential portions omitted and filed separately with the Commission.

                                  Schedule 5.05

                              Financial Statements

Changes to Schedule 5.05 Since June 29, 2000

The following documents are attached:

1) Unaudited Income Statement and Balance Sheet for the period from January - July 31, 2000.

                                                                 [ * ]


* Confidential portions omitted and filed separately with the Commission.

                                  Schedule 5.06

                      Absence of Certain Changes or Events

                         See Schedules a) - q) to follow.

                                Schedule 5.06(a)

               Material Adverse Change in the Assets, Operations,
           Business, Prospects or Financial Condition of Onkyo America

                                      None.

                                Schedule 5.06(b)

                            Increases in Compensation

5.06 (i) [ * ] [ * ]

5.06 (ii) None. 5.06 (iii) None. 5.06 (iv) None.


* Confidential portions omitted and filed separately with the Commission.

                                Schedule 5.06(c)

  Addition to or Modification of the Employee Plans, Arrangements, or Practices

                                      None.

                                Schedule 5.06(d)

                 Sale, Lease, Assignment, or Transfer of Assets

                                      None.

Changes to Schedule 5.05
Since June 29, 2000


                                Schedule 5.06(d)

                 Sale, Lease, Assignment, or Transfer of Assets

     Onkyo America, Inc. purchased two vehicles (a 1998 Town & Country van for $20,450 and a 1992 Buick LeSabre for $4,000) from an employee moving back to Japan. Onkyo America, Inc. has sold the 1998 Town & Country Van for $15,000 and intends to sell the 1992 Buick LeSabre.

                                Schedule 5.06(e)

                               Capital Expenditure

       Vendor      Invoice No.   Date      Amount            Description

1.     [ * ]          [ * ]      [ * ]      [ * ]               [ * ]

2.     [ * ]          [ * ]      [ * ]      [ * ]               [ * ]

3.     [ * ]          [ * ]      [ * ]      [ * ]               [ * ]


* Confidential portions omitted and filed separately with the Commission.

  Changes to Schedule 5.06(e)
  Since June 29, 2000
                                Schedule 5.06(e)

                               Capital Expenditure

       Vendor        P.O. No.      Date         Amount        Description

1.     [  *  ]     [  * ]      [  *   ]     [  *   ]          [  *   ]

2.    [  *   ]     [  * ]      [  *   ]     [  *   ]          [  *   ]

3.    [  *   ]     [  * ]      [  *   ]     [  *   ]          [  *   ]

4.    [  *   ]     [  * ]      [  *   ]     [  *   ]          [  *   ]



* Confidential portions omitted and filed separately with the Commission.

                                Schedule 5.06(f)

                   Failure to Operate or Preserve the Business

                                      None.

                                Schedule 5.06(g)

                    Change in Accounting Methods or Practice

                                      None.

                                Schedule 5.06(h)

                          Damage, Destruction, or Loss

                                      None.

                                Schedule 5.06(i)

      Declaration, Setting Aside, or Payment of Dividends or Distributions

            None other than with respect to Buyer's preferred shares.

                                Schedule 5.06(j)

                   Issuance or Commitment to Issue Any Shares

                                      None.

                                Schedule 5.06(k)

                                  Indebtedness

                                      None.

                                Schedule 5.06(l)

              Incurrence of Any Liability Involving $50,000 or More

Income Tax liability may be greater than $50,000.

Royalty payments by Onkyo America to Onkyo Corporation for the following amounts:

                  December 1999             $ 117,621.53
                  January 2000              $ 134,014.89
                  February 2000             $ 137,039.53
                  March 2000                $ 144,852.98
                  April 2000                $ 124,848.52
                  May 2000                  $ 137,894.26

Changes to Schedule 5.06(l)
Since June 29, 2000


                                Schedule 5.06(l)

              Incurrence of Any Liability Involving $50,000 or More

         Royalties to Onkyo Corporation for the following amounts:

                           June 2000           $ 115,950.96
                           July 2000           $  97,380.47
                           August 2000        [$150,000 - estimate]

                                Schedule 5.06(m)

               Non-Inventory Purchase Orders in excess of $100,000

Purchase Order No. 1793T dated May 22, 2000, in the amount of $118,000.00, for tooling and molds.

                                Schedule 5.06(n)

               Cancellation of Indebtedness, or Waiver of Rights

                                      None.

                                Schedule 5.06(o)

                      Failure to Repay Material Obligations

                                      None.

                                Schedule 5.06(p)

  Contracts, Agreements, Commitments, Leases or Licenses that May Be Terminated


                                      None.

                                Schedule 5.06(q)

                                Other Agreements

               None except as set forth in Schedules 5.06(a)-(p).

                                  Schedule 5.10

                             Undisclosed Liabilities

                                      None.

                                  Schedule 5.11

                                  Real Property

Onkyo America owns the following:

The property located at 3030 Barker Dr. Columbus, IN 47201, as described in the attached legal description.

The Company House located at 554 Kinney Lane, Columbus, IN 47201, as described in the attached legal description.

Note: This form approved by Indiaan State Bar Association for use in Indiana. Use of this form necessitates the practice of law and is limited to practicing lawyers.

     CORPORATE WARRANTY DEED

     THIS  INDENTURE   WITNESSETH,   That  FOLGER   CONSTRUCTION  CO.,  INC.  of
________________ -----------------------------
_____________________ ("Grantor"), a corporation organized and existing under the laws of the State of Indiana CONVEYS AND WARRANTS to ONKYO MANUFACTURING, INC. of Bartholomew County, in the State of Indiana for the sum of ----------Ten --------Dollars ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged, the following described real estate in Bartholomew County, in the State of Indiana.

         Lot Numbered Fifty-nine (59) in Harrison Ridge, is recorded June 7, 1979, in Plat Book "J", page 79, in the Office of the Recorder of Bartholomew County, Indiana.

         Real estate herein is subject to restrictions, covenants, and easements as set out in Plat Book "J", page 79, in the Recorder's Office of Bartholomew County, Indiana, and the Declaration of Convenants of Tipton Lakes Community Association, Inc., with all amendments thereto placed of record in the Recorder's Office of Bartholomew County, Indiana, all of which are made a part of this deed by reference thereto.

         Grantor herein agrees to pay all taxes due and payble up to and including the first installment of taxes due and payable in May, 1988, and Grantee herein agrees to assume and pay all taxes thereon thereafter.

         Grantor hereby certifies that there is no Indiana Gross Income Tax due at this time as a result of this conveyance.

                  Received                                  Duly entered
                  Recorder                                  For Taxation
                  '88 APR 1 AM 11 50                        Apr 1 1998



                  The undersigned persons executing this deed on behalf of Grantor represent and certify that they are duly elected officers of Grantor and have been fully empowered, by proper resolution of the Board of Directors of Grantor, to execute and deliver this deed; that Grantor has full corporate capacity to convey the real estate described herein; and that all necessary corporate action for the making of such conveyance has been taken and done.

               IN WITNESS WHEREOF, Grantor has caused this deed to be executed this 31st day of March __ 1988. FOLGER CONSTRUCTION CO., INC. (Name of Corporation) (SEAL) ATTEST:

         By /s/ Nancy J. Folger                 By   /s/ Robert D. Folger
            -------------------------              -------------------------
          Nancy J. Folger, Secretary              Robert D. Folger, President
            -------------------------              -------------------------
          Printed Name and Office                Printed Name and Office

         STATE OF INDIANA       )
                                ) SS:
         COUNTY OF BARTHOLOMEW  )

Before a Notary Public is and for said County and State, personally appeared Nancy J. -------- Folger and Robert D. Folger, the Secretary and President , respectfully of ---------- --------------------- ------------- -------------
Folger Construction Co., Inc. who acknowledged ______________ of the foregoing Deed for and on behalf of ------------------------------ said Grantor, and who, having duly sworn that the representations herein contained are true.


Witness my hand and Notarial Seal this 31st day of March, 1988 ---- ----- --

         My Commission Expires              Signature /s/ Betty Rutan

            February 11, 1991              Printed Betty Rutan Notary Public
         ----------------------------     ----------------------------------
                                            Residing in Bartholomew County,
                                                        Indiana

         This instrument was prepared by James W. Holland attorney at law.

         554 Kinney Lane, Columbus, Indiana 44201

                                                      Book 392 Pg 916

                                   SCHEDULE A

  OFFICE FILE NUMBER           POLICY NUMBER   DATE OF POLICY              AMOUNT OF INSURANCE
---------------------------- -------------------------- -------------------------- --------------------------
1                            2                          3                          4
           LT980107                 136-01-097424         FEBRUARY 27, 1998              $4,500,000.00
(LB)                                                               at  8:00 a.m.
---------------------------- -------------------------- -------------------------- --------------------------

1.       Name of Insured:

         Onkyo America, Inc., successor by merger to Onkyo Manufacturing, Inc.

2.       The estate or interest in the land which is covered by this policy is:

         Fee Simple

3.       Tide to the estate or interest in the land is vested in the Insured.

4.       The land referred to in this Policy is described as follows:

         PARCEL 1

         Lot Numbered One (1) in Woodside Business Center, Section Two, as recorded in Plat Book "0", page 71, in the Office of the Recorder of Bartholomew County, Indiana.

         PARCEL II

                           Property described from Deed Record 200, page 653.

         Commencing at the northeast corner of the Southwest Quarter of the Southeast Quarter of Section Ten (10), Township Eight (8) North of Range Five (5) East; thence West nineteen (19) rods and four and one-half (4 1/2) feet; thence South forty-six (46) rods; thence East nineteen (19) rods and four and one-half (4 1/2) feet; thence North forty-six (46) rods to the place of beginning, containing five (5) acres and forty-three eightieths (43/80) acres, more or less, EXCEPT fifteen (15) rods by parallel lines off the North end thereof.

         ALSO, 15 rods by parallel lines off of the North end of commencing at the Northeast corner of the Southwest Quarter of the Southeast Quarter of Section 10, Township 8 North, Range 5 East; thence West 19 rods and 4 1/2 feet; thence South 46 rods; thence East 19 rods and 4 1/2 feet; thence North 46 rods to the place of beginning, containing 5 43/80 acres, more or less. Containing in the parcel of land hereby conveyed 1 319/400 acres.

                                                  (CONTINUED ON NEXT PAGE)

         Countersigned by:

         -----------------------------
         Authorized Agent

         Marshall Kiel, President

Schedule A Continued:

Policy No.: 136-01-097424

                         Property description by Survey
A part of the Southwest Quarter of the Southeast Quarter of Section 10, Township 8 North, Range 5 East, and more particularly described as follows:

Beginning at a pipe near a stone found marking the northeast corner of the aforesaid quarter quarter; thence North 88 degrees 50 minutes 36 seconds West assumed bearing based on plat of Woodside Business Center - Section Two as recorded in Plat Book "0", page 71, along the north line of said quarter quarter
330.80 feet to a stone found; thence South 00 degrees 01 minute 44 seconds East along the East line of Lot 1 in Woodside Business Center - Section Two a distance of 760.43 feet to a wooden fence corner post found; thence South 88 degrees 27 minutes 57 seconds East along a north line of Tract 8A in the aforesaid plat a distance of 325.59 feet to a pinch pipe found; thence North 00 degrees 22 minutes 00 second East along the East line of said Quarter Quarter
762.49 feet to the point of beginning, containing 5.74 acres.

TOGETHER with a 12 foot access easement running from the North line of said real estate through the Northwest Quarter of the Southeast Quarter of Section 10, Township 8 North, Range 5 East, to Deaver Road.

                              -End of Schedule A -

                                  Schedule 5.12

                              Leased Real Property

Net Lease, dated February 10, 1995, by and between Bostick Real Estate Partnership, and Top Source Technologies, Inc., for a lease term of 5 years for the premises at 1757 Larchwood, Troy, Michigan 48083. Lease was extended via letter dated July 20, 1999, by David Natan for a period of 3 years commencing on March 1, 2000. Consent for Assignment of lease is dated September 29, 1999, by Dennis Bostick, partner of Bostick Real Estate Partnership.

Standard Office Lease, dated March 9, 2000, by and between Onkyo America and North Island Federal Credit Union, for a lease term of 4 years commencing on April 15, 2000, for Suite Number 204 at 2300 Boswell Road, Chula Vista, California.

                                  Schedule 5.13

                             Equipment and Machinery

     The following attached document sets forth a list of all material Equipment and Machinery held for or used in the Business:

Onkyo America, Inc. Depreciation Expense Report as of April 30, 2000.

 Schedule of Leases dated June 15, 2000.



Lease #       Name & Address of    Location     Date of     Expiration    Model Number and    Quantity    Cost Per      Note
              Owner                of Property  Lease       Date          Description                     Regulation
------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
87864         Mellon Leasing       3030         10/31/95                  Canon NP6050        1           Unknown       Original
              PO Box 828           Barker                                 Copier & Sorter                               Lease
              Deerfield, IL        Drive                                                                                was
              60015-0828           Columbus IN                                                                          under
                                   47201                                                                                First
                                                                                                                        United
                                                                                                                        Leasing

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
0011297-01    Pitney Bowes         Same as      4/10/96     9/10/2000     Postage Meter &     1           Unknown       New
              201 Merritt Seven    above                                  Mailer                                        Lease
              Norwalk, CT                                                                                               signed
              08856                                                                                                     2/01/00
                                                                                                                        36 months

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------

001-0060853-  Canon Financial      Same as      10/30/97    10/30/02      Canon NP6085        1           29,255
 001          Service              above                                  Copier
              PO Box 42937
              Philadelphia, PA
              19101

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
97164         CFC Investment Co    Same as      4/17/97     4/17/00       Crown RR3520-45     3           92,736        Lease
              PO Box 145496        above                                  Ford Truck                                    expired
              Cincinnati, OH                                                                                            4/17/00
              45250-5496                                                                                                Equipment
                                                                                                                        may be
                                                                                                                        purchased

                                                                                                                        for

                                                                                                                        $1.00

                                                                                                                        each

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
97635         CFC Investment Co.   Same as      12/20/97    11/20/00      Crown RR3520-45     1           34,884        Equipment
              PO Box 145496        above                                  Ford Truck                                    may be
              Cincinnati, OH                                                                                            purchased
              45250-5496                                                                                                for $1.00

------------ -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
030612-69384  Toyota Motor Credit  Same as      8/3/98      8/3/01        1998 Toyota Avalon  1           28,722
              PO Box 9490          above
              Cedar Rapids, IA

              52409

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
209000        Industrial Services  Same as      6/3/99      6/3/04        CC02 Compactor      1           17,100        Equipment
              7100 Grade Lane      above                                                                                may be
              Louisville, KY                                                                                            purchased
              40232                                                                                                     for
                                                                                                                        $1.00
                                                                                                                        Payment
                                                                                                                        made to
                                                                                                                        Computerized
                                                                                                                        Waste
                                                                                                                        Systems

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
              Bostick Real Estate  1757         3/1/00      3/1/03        44,854 SF Building  1           659,295       Original
              32900 Dequindre      Larchwood                                                                            lease
              Warren, MI 48092     Troy, MI                                                                             was
                                   48083                                                                                signed
                                                                                                                        2/10/95
                                                                                                                        for 60
                                                                                                                        months

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------
0038945-000   Caterpillar          1757         5/3/96      5/3/00        EC25E               1           26,387        Equipment
              Financial            Larchwood                              Lift Truck                                    may be
              PO Box 730669        Troy, MI                                                                             purchased
              Dallas, TX           48083                                                                                for $1.00
              75373-0669
------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------


              North Island         2300         4/15/00     4/30/03       1149 SF             1           77,873
              Federal CU           Boswell                                Building
              4380 La Jolla        Road
              Village Drive        Chula
              San Diego, CA 92122  Vista CA

                                      91941

------------- -------------------- ------------ ----------- ------------- ------------------- ----------- ------------- ----------

   Changes to Schedule 5.13
   Since June 29, 2000


                                  Schedule 5.13

                             Equipment and Machinery

The following attached document sets forth a list of all material Equipment and Machinery held for or used in the Business:

Onkyo America, Inc. Depreciation Expense Report as of April 30, 2000.

The liens on the Equipment and Machinery is set forth in the attached documents.

                                [ * ]


* Confidential portions omitted and filed separately with the Commission.

  This Financing Statement is presented to Filing Officer for filing pursuant to the Uniform Commercial Code Number of additional

                                                                                           Sheets presented

        Debtor(s) (Last Name First) and Address(es)       Secured Party(ies) and Address(es)     For   Filing   Officer
Date                                                                                            Time Number and Filing Office)
ONKYO AMERICA, INC.                                       FIRST UNITED LEASING
3030 BARKER DRIVE                                         100 CORPORATE NORTH
COLUMBUS, IN 47201                                        BANNOCKBURN, IL 60015

       This Financing Statement covers the following Name and Address of Assignee of Types (or items) of property (include description Secured Party of real estate when collateral is crops)

1/CANON COPIER WITH 20 BIN
STAPLER/SORTER

THIS UCC-1 IS FILED TO GIVE NOTICE OF A TRUE LEASE BETWEEN THE PARTIES ABOVE COVERING THE EQUIPMENT DESCRIBED ABOVE.

PO #32910

                                                   Debtor is a transmitting

         Products of Collateral are also covered. (See IC 26-1-9-315)
------------------------------------------------------------------------
      Filed with:      Secretary of State       Recorder of
_______________________ County

  ---------------                   Collateral  was  brought  into  this  state
                                    subject to a security interest in another jurisdiction or the Debtor's location has been changed to this state.


By: _________________________      Filed  in   accordance   with  a  security
    Signature of Debtor (or        agreement   in  signed  by the Debtor
    Secured Party                  authorizing the Secured Party to file this
    IC 26-1-9 402(2))


(1)      FILING OFFICER COPY - ALPHBETICAL
         State Form 36751
         FORM  UCC-1-INDIANA  UNIFORM  COMMERCIAL  CODE  9-1-88

Approved  by:  Joseph H.  Hogsett  Secretary  of
State

This Financing Statement is presented to Filing Officer for filing pursuant to the Uniform Commercial Code Number of additional Sheets presented



                                                             Sheets presented

        Debtor(s) (Last Name First) and Address(es)           Secured Party(ies) and Address(es)     For   Filing   Officer
Date                                                                                                 Time Number and
                                                                                                      Filing Office)
Onkyo America, Inc.                         CFC Investment Company
3030 BARKER DRIVE                           6200 S. Gilmore Road
COLUMBUS, IN 47201                          Fairfield, OH 45014

       This Financing Statement covers the following Name and Address of Assignee of Types (or items) of property (include description Secured Party of real estate when collateral is crops)

     CROWN RR3520-45 ELECTRIC LIFT
     #1A188988 TRUCK W/18-125P-13
     BATTERY; TGW18-775 CHARGER


   X     Products of Collateral are also covered. (See IC 26-1-9-315)
------------------------------------------------------------------------
Filed with:          X Secretary of State            Recorder of County


       Onkyo America, Inc.          Collateral  was  brought  into  this  state
                                    subject to a security interest in another jurisdiction or the Debtor's location has been changed to this state.


By: _________________________      Filed  in   accordance   with  a  security
    Signature of Debtor (or        agreement   in  signed  by the Debtor
    Secured Party                  authorizing the Secured Party to file this
    IC 26-1-9 402(2))

                                           Party to file this statement.
        State Form 36751
          FORM UCC-1-INDIANA UNIFORM COMMERCIAL CODE

                  INDEPENDENT PRINTING SERVICE EVANSVILLE, IN
           (1) FILING OFFICER COPY- ALPHABETICAL

Approved by:  Secretary of State

 This Financing Statement is presented to Filing Officer for filing pursuant to the Uniform Commercial Code Number of additional

                                  Sheets presented


Debtor(s) (Last Name First) and Address(es) Secured Party(ies) and Address(es)       For Filing Officer
Date                                                                                    Time Number and
                                                                                        Filing Office)
Onkyo America, Inc.                         LaSalle Bank National Association
3030 BARKER DRIVE                           135 S. LaSalle Street
COLUMBUS, IN 47201                          Chicago, IL 60603

       This Financing Statement covers the following Name and Address of Assignee of Types (or items) of property (include description Secured
          Party of real estate when collateral is crops)

     See Exhibit A attached hereto and made a part hereof.

                                    Oversize

   X     Products of Collateral are also covered. (See IC 26-1-9-315)
------------------------------------------------------------------------
Filed with:                           X Secretary of State
Recorder    of ____________________________  County

               ONKYO AMERICA, INC.

Filed with:          X Secretary of State            Recorder of County


       Onkyo America, Inc.          Collateral  was  brought  into  this  state
                                    subject to a security interest in another jurisdiction or the Debtor's location has been changed to this state.


By: _________________________      Filed  in   accordance   with  a  security
    Signature of Debtor (or        agreement signed  by the Debtor
    Secured Party                  authorizing the Secured Party to file this
    IC 26-1-9 402(2))              statement.

        State Form 36751  FORM UCC-1-INDIANA UNIFORM COMMERCIAL CODE

                  INDEPENDENT PRINTING SERVICE EVANSVILLE, IN
           (1) FILING OFFICER COPY- ALPHABETICAL


                cases covered by IC 26-1-9 402(2))
        State Form 36751 Revised 1-1-88
          FORM   UCC-1-INDIANA   UNIFORM   COMMERCIAL   CODE
 Prescribed   by:  Sue  Anne  Gilroy   Secretary   of State

CSC      The United States                                CSC Springfield
         Corporation                                      700 S. Second Street
         ---------------------------
         C O M P A N Y                               Springfield, IL 62704-2516
                                                     800-877-2556
                                                     217-544-4657 (Fax)

Matter#  NA           Order#  704735-5          Order Date        5/19/2000

         Subject Name:                               ONKYO AMERICA, INC.
         Jurisdiction:                               Indiana-STATE OF INDIANA

         Request for:                                UCC Debtor Search
         Result:                                     Records found

                  File Type:                         Original
                  File Number:                       2019913
                  File Date:                         11/17/1995
                  Secured Party:                     First United Leasing

                  File Type:                         Original
                  File Number:                       2116167
                  File Date:                         04/04/1997
                  Secured Party:                     CFC Investment Company

                  File Type:                         Original
                  File Number:                       2159755
                  File Date:                         12/02/1997
                  Secured Party:                     CFC Investment Company

                  File Type:                         Original
                  File Number:                       2281598
                  File Date:                         09/24/1999
                  Secured Party:                     LaSalle Bank National
                                                     Association
Ordered by MS. MELISSA ROLF at ICE MILLER DONADIO & RYAN

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Chrissy Nicoud
mnicoud@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

                                  Exhibit A

All property of the Debtor consisting of:

                  Accounts, Deposit Accounts, General Intangibles, Documents, Instruments, Chattel Paper and any other similar rights however created or evidenced, whether now existing or hereafter acquired or arising, specifically, including, without limitation, invoices, contracts, claims, leases, agreements, policies, binders or certificates of insurance, deposits, documents of title, securities, security interests, inventions, processes, formulae, licenses, patents, patent rights, copyrights, copyright rights, trademarks, trademark rights, tax refunds (federal, state or local), service marks, service mark rights, trade names, trade name rights, customer lists, franchises, franchise rights, drawings, designs, marketing rights and other like business property rights and all applications to acquire such rights, for which application may at any time be made by Borrower, together with any and all books and records pertaining thereto and any right, title or interest in any Inventory which gave rise to an Account:

                  Inventory,  whether now  existing or  hereafter  acquired  and wherever located, specifically including, without limitation, all merchandise, personal property, raw materials, work in process, finished Goods, materials and supplies of every nature usable or useful in connection with the manufacturing, packing, shipping, advertising, selling, leasing or furnishing of any of such Inventory and all materials used or consumed or to be used or consumed in Borrower's business, together with any and all books and records pertaining thereto:

                  Equipment, Fixtures, Goods and all other tangible personal property of every kind or nature, whether now owned or hereafter acquired, wherever located, specifically including, without limitation, machinery, trucks, boats, barges, on and off the road vehicles, forklifts, tools, dies, jigs, presses, appliances, implements, improvements, accessories, attachments, parts, partitions, systems, carpeting, draperies and apparatus:

                  Products and Proceeds of each of the foregoing, specifically including, without limitation, (i) any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time, (ii) any and all payments of any form whatsoever made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing by any Governmental Authority, or any Person acting under color of Governmental Authority, and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, whether or not in lieu thereof:

                  Renewals, extensions, replacements, modifications, additions, improvements, accretions, accessions, betterments, substitutions, replacements, annexations, tools, accessories, parts and the like now in, attached to or which may hereafter at any time be placed in or added to any Collateral whether or not of like kind; and

                  Rights, remedies, claims and demands under or in connection with each of the foregoing.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Indiana Uniform Commercial Code.

                                Schedule 5.15(a)

                              Compliance with Laws

No exceptions, except for items disclosed in Schedules 5.15(b) and 5.16 which could result in a determination that Onkyo America is not in compliance with
Section 5.15(a).

Changes to Schedule 5.15(a)
Since June 29, 2000


                                Schedule 5.15(a)

                              Compliance with Laws

1. Onkyo America, Inc. was issued a notice of non-compliance related to its storm water permit from the Indiana Department of Environmental Management.

2. Onkyo America, Inc. has not prepared a storm water pollution plan for a potential hydraulic fluid leak into the sump pump area in the elevator shaft.

                                Schedule 5.15(b)

            Proceedings in Progress, Pending or Threatened Litigation


     Tricia   and   David   Evanko   v.   Onkyo   America,   Inc.,   Cause   No:
03D02-9812-CT-268, State of Indiana, Bartholomew County Superior Court No.2. Claim of injury resulting from exposure to toxic fumes while servicing vending machines.

Following the announcement of Onkyo America's proposed acquisition of Top Source Automotive, Inc.'s ("TSA") assets from Top Source Technologies, Inc. ("TST"), NCT group, in August 1999, raised an issue regarding provisions of a Confidentiality and/or Proprietary Information agreement between it and TST/TSA. Since Onkyo America's acquisition of TSA's assets in October 1999, neither NCT nor its counsel has communicated further with Onkyo America.

     Lou Melillo v. Onkyo America, Inc., Equal Employment Opportunity Commission ("EEOC") Charge No. 240A01514, filed April 19, 2000.

     Blaise Barr v. Onkyo America, Inc., Cause No. 0240990868, EEOC Charge, filed February 3, 1999. EEOC issued a dismissal of the charge on October 27, 1999. Blaise had 90 days from his receipt of the determination to file suit.

     Debbie Claywell v. Onkyo America Inc., Indiana Civil Rights Commission Docket No. EMha98040325; EEOC Charge No. 24F980374, filed April 17, 1998.

     Onkyo America terminated Michael McDermott for removing company/customer property from the workplace. Counsel for McDermott wrote requesting severance pay on January 10, 2000. Onkyo America responded denying severance pay on January 20, 2000. There has been no further communication between McDermott and Onkyo America.

     Workers Compensation Claim No. 985-16696-42  regarding employee,  Starranne
M. Eubanks, for CTS right wrist injury.

     Workers Compensation Claim No. 985-14790-42 regarding employee, Betty A. Baxter, for bilateral carpal tunnel syndrome.

     Workers Compensation Claim No. 085-23389-AE regarding employee, Emma F. Ingram, for wrist left arm tendonitis.

     Workers Compensation Claim No. 985-01941-AI regarding employee, Michael W. Sprague, for pain in right shoulder.

     Workers Compensation Claim No. 085-17654-40 regarding employee, Alveina P. Roton, for a bruised hand.

     Workers Compensation Claim No. 085-17560-35 regarding employee, Tracy L. McCoy, for left wrist pain.

     Workers Compensation Claim No. 085-17628-24 regarding employee, Laretha J. Schroer, for right shoulder pain.

     Workers Compensation Claim No. 016-15237AI regarding employee, Helde A. Owens, for a fractured right arm.

     Workers Compensation Claim, Case No. 11744, regarding employee, Carol S. Adams, for pain in both hands and wrists.

     Workers Compensation Claim No. 085-23090-37 regarding employee, Amber L. Quick, for a paraspinal muscle strain.

     Workers Compensation Claim No. 085-23108-37 regarding employee, Brenda F. Russell, for right shoulder pain.

     Workers Compensation Claim No. 085-24807-44 regarding employee, Donna F. Howard, for right rotator cuff strain.

     Workers Compensation Claim No. 085-25761-29 regarding employee, Aaron Marie Ivey, for numbness in right pinky finger.

     Workers Compensation Claim No. 085-25759-29 regarding employee, Paula S. Jones, for numbness in both hands and right shoulder pain.

     Workers Compensation Claim, Case No. 472000, regarding employee, Monica D. Myers, for a bruise/right third digit contusion.

     Workers Compensation Claim, Case No. 482000, regarding employee, Laura L. Ball, for bruise/right thumb contusion.

     Workers Compensation Claim, Case No. 492000 regarding employee, Rob M. Bowman, for pain in both hands and wrists.

     Workers Compensation Claim, Case No. 502000 regarding employee, Deborah K. Ballard, for bruise/right hand contusion.

     Workers Compensation Claim, Case No. 512000 regarding employee, Kimberly D. Baker, for pain in both arms/wrists.

Changes to Schedule 5.15(b)
Since June 29, 2000


                                Schedule 5.15(b)

            Proceedings in Progress, Pending or Threatened Litigation

Louis Melillo v. Onkyo America, Inc., Cause No: IP00-1165C Y/G, United States District Court, Southern District of Indiana, Indianapolis Division. Complaint involves charges of age discrimination and breach of contract by an employee that was fired.

                                  Schedule 5.16

              Litigation Which Could Have a Material Adverse Effect

     Tricia   and   David   Evanko   v.   Onkyo   America,   Inc.,   Cause   No:
03D02-9812-CT-268, State of Indiana, Bartholomew County Superior Court No.2. Claim of injury resulting from exposure to toxic fumes while servicing vending machines.

     Following the announcement of Onkyo America's proposed acquisition of Top Source Automotive, Inc.'s ("TSA") assets from Top Source Technologies, Inc. ("TST"), NCT group, in August 1999, raised an issue regarding provisions of a Confidentiality and/or Proprietary Information agreement between it and TST/TSA. Since Onkyo America's acquisition of TSA's assets in October 1999, neither NCT nor its counsel has communicated further with Onkyo America.

     Lou Melillo v. Onkyo America, Inc., Equal Employment Opportunity Commission ("EEOC") Charge No. 240A01514, filed April 19, 2000.

     Blaise Barr v. Onkyo America, Inc., Cause No. 0240990868, EEOC Charge, filed February 3, 1999. EEOC issued a dismissal of the charge on October 27, 1999. Blaise had 90 days from his receipt of the determination to file suit.

     Debbie Claywell v. Onkyo America Inc., Indiana Civil Rights Commission Docket No. EMha98040325; EEOC Charge No. 24F980374, filed April 17, 1998.

     Onkyo America terminated Michael McDermott for removing company/customer property from the workplace. Counsel for McDermott wrote requesting severance pay on January 10, 2000. Onkyo America responded denying severance pay on January 20, 2000. There has been no further communication between McDermott and Onkyo America.

     Workers Compensation Claim No. 985-16696-42  regarding employee,  Starranne
M. Eubanks, for CTS right wrist injury.

     Workers Compensation Claim No. 985-14790-42 regarding employee, Betty A. Baxter, for bilateral carpal tunnel syndrome.

     Workers Compensation Claim No. 085-23389-AE regarding employee, Emma F. Ingram, for wrist left arm tendonitis.

     Workers Compensation Claim No. 985-01941-AI regarding employee, Michael W. Sprague, for pain in right shoulder.

Workers Compensation Claim No. 085-17654-40 regarding employee, Alveina P.
 Roton, for a bruised hand.

Workers Compensation Claim No. 085-17560-35 regarding employee, Tracy L. McCoy, for left wrist pain.

Workers Compensation Claim No. 085-17628-24 regarding employee, Laretha J.
 Schroer, for right shoulder pain.

Workers Compensation Claim No. 016-15237AI regarding employee, Helde A. Owens, for a fractured right arm.

Workers Compensation Claim, Case No. 11744, regarding employee, Carol S. Adams, for pain in both hands and wrists.

Workers Compensation Claim No. 085-23090-37 regarding employee, Amber L. Quick, for a paraspinal muscle strain.

Workers Compensation Claim No. 085-23108-37 regarding employee, Brenda F.
 Russell, for right shoulder pain.

Workers Compensation Claim No. 085-24807-44 regarding employee, Donna F.
 Howard, for right rotator cuff strain.

Workers  Compensation  Claim No.  085-25761-29  regarding  employee,
 Aaron Marie Ivey, for numbness in right pinky finger.

Workers  Compensation Claim No.  085-25759-29  regarding  employee,
 Paula S. Jones, for numbness in both hands and right shoulder pain.

Workers  Compensation Claim, Case No. 472000,  regarding employee,
 Monica D. Myers, for a bruise/right third digit contusion.

Workers Compensation Claim, Case No. 482000, regarding employee, Laura L. Ball, for bruise/right thumb contusion.

Workers Compensation Claim, Case No. 492000 regarding employee, Rob M. Bowman, for pain in both hands and wrists.

Workers  Compensation  Claim,  Case No. 502000  regarding  employee,
 Deborah K. Ballard, for bruise/right hand contusion.


Workers Compensation Claim, Case No. 512000 regarding employee, Kimberly D.
 Baker, for pain in both arms/wrists.

Changes to Schedule 5.16
Since June 29, 2000


                                  Schedule 5.16

              Litigation Which Could Have a Material Adverse Effect

Louis Melillo v. Onkyo America, Inc., Cause No: IP00-1165C Y/G, United States District Court, Southern District of Indiana, Indianapolis Division. Complaint involves charges of age discrimination and breach of contract by an employee that was fired.

                                Schedule 5.17(a)

                             Employee Benefit Plans

Onkyo America Employee Benefit Plan, effective as of March 1, 1989, amended March 1, 2000.

Onkyo America Flexible Benefit Program, effective as of April 1, 1994.

Prism Prototype Retirement Plan & Trust, originally effective April 1, 1987, and restated in its entirety effective April 1, 1999, and amended March 1, 2000.

Group Health Plan Summary Plan Document for the Employees of Onkyo America, effective as of April 1, 1996.

Various other benefits are described in the Onkyo America Employee Handbook.

                                Schedule 5.17(d)

                  Liabilities Resulting from any Employee Plan

                                 No exceptions.

                                Schedule 5.17(e)

                   Litigation Resulting from any Employee Plan

                                 No exceptions.

                                  Schedule 5.19

                              Licenses and Permits

                                      None.

                                Schedule 5.20(a)

                                Personnel; Labor

                                      [ * ]



   * Confidential portions omitted and filed separately with the Commission.

                                Schedule 5.20(b)

                         Personnel and Labor Compliance

Blaise Barr v. Onkyo America, Inc., Cause No. 0240990868, Equal Employment Opportunity Commission ("EEOC") Charge, filed February 3, 1999. EEOC issued a dismissal of the charge on October 27, 1999. Blaise had 90 days from his receipt of the determination to file suit.

Debbie Clywell v. Onkyo America Inc., Indiana Civil Rights Commission Docket No. EMha98040325; EEOC Charge No. 24F980374, filed April 17, 1998.

Lou Melillo v. Onkyo America, Inc., EEOC Charge No. 240A01514, filed April 19, 2000.

Workers Compensation Claim No. 985-16696-42 regarding employee, Starranne M. Eubanks, for CTS right wrist injury.

Workers Compensation Claim No. 985-14790-42 regarding employee, Betty A. Baxter, for bilateral carpal tunnel syndrome.

Workers Compensation Claim No. 085-23389-AE regarding employee, Emma F. Ingram, for wrist left arm tendonitis.

Workers Compensation Claim No. 985-01941-AI regarding employee, Michael W. Sprague, for pain in right shoulder.

Workers Compensation Claim No. 085-17654-40 regarding employee, Alveina P.
 Roton, for a bruised hand.

Workers Compensation Claim No. 085-17560-35 regarding employee, Tracy L. McCoy, for left wrist pain.

Workers Compensation Claim No. 085-17628-24 regarding employee, Laretha J. Schroer, for right shoulder pain.

Workers Compensation Claim No. 016-15237AI regarding employee, Helde A. Owens, for a fractured right arm.

Workers Compensation Claim, Case No. 11744, regarding employee, Carol S. Adams, for pain in both hands and wrists.

Workers Compensation Claim No. 085-23090-37 regarding employee, Amber L. Quick, for a paraspinal muscle strain.

Workers Compensation Claim No. 085-23108-37 regarding employee, Brenda F.
 Russell, for right shoulder pain.

Workers Compensation Claim No. 085-24807-44 regarding employee, Donna F.
 Howard, for right rotator cuff strain.

Workers  Compensation  Claim No.  085-25761-29  regarding  employee,
 Aaron Marie Ivey, for numbness in right pinky finger.

Workers Compensation Claim No. 085-25759-29 regarding employee, Paula S. Jones, for numbness in both hands and right shoulder pain.

Workers Compensation Claim, Case No. 472000, regarding employee, Monica D. Myers, for a bruise/right third digit contusion.

Workers Compensation Claim, Case No. 482000, regarding employee, Laura L. Ball, for bruise/right thumb contusion.

Workers Compensation Claim, Case No. 492000 regarding employee, Rob M. Bowman, for pain in both hands and wrists.

Workers Compensation Claim, Case No. 502000 regarding employee, Deborah K. Ballard, for bruise/right hand contusion.

Workers Compensation Claim, Case No. 512000 regarding employee, Kimberly D. Baker, for pain in both arms/wrists.

Changes to Schedule 5.20(b)
Since June 29, 2000


                                Schedule 5.20(b)

                         Personnel and Labor Compliance

1) Louis Melillo v. Onkyo America, Inc., Cause No: IP00-1165C Y/G, United States District Court, Southern District of Indiana, Indianapolis Division. Complaint involves charges of age discrimination and breach of contract by an employee that was fired.

                                  Schedule 5.21

                                    Insurance




Exp Date    Policy Number    Type of Coverage    Carrier   Coverage Amounts                                Estimated Annual
                                                                                                            Premium

----------------- ----------------------- -------------------------------- -------------- ----------------------------------------

9/15/2000    AIR630202      Commercial Package     CGU         PROPERTY:                                        $49,995
                                                          Blanket Limit = $26,045,500
                                                          Pers Prop at Unspecified location = $100,000
                                                          Pers Prop in Transit = $100,000
                                                          Business Income & Extra Expense = $24,559,800
                                                          (Limits per location previously provided)
                                                          INLAND MARINE INSURANCE:
                                                          Limit  =  $1   Million
                                                          BOILER   &   MACHINERY
                                                          INSURANCE:  Limit = $1
                                                          Million  ORDINANCE  OR
                                                          LAW  COVERAGE  Limit =
                                                          $1 Million  EARTHQUAKE
                                                          INSURANCE:  Limit  per
                                                          any one  premises = $5
                                                          Million    Limit   any
                                                          single  policy  year =
                                                          $5    Million    FLOOD
                                                          INSURANCE:  Limit  per
                                                          any one  premises = $5
                                                          Million    Limit   any
                                                          single  policy  year =
                                                          $5 Million

----------------- ----------------------- -------------------------------- -------------- ----------------------------------------

9/15/2000   PLP0434751-01   Commercial General

                                Liability       General    General Aggregate Limit = $2 Million                  $10,851
                                                Accident   Products/Completed Operations Aggregate
                                                           Limit  =  $2  Million
                                                           Personal   Injury   &
                                                           Advertising Liability
                                                           Limit  =  $1  Million
                                                           Limit per  Occurrence
                                                           =  $1  Million   Fire
                                                           Damage     Limit    =
                                                           $100,000      Medical
                                                           Expense   Limit  (any
                                                           one person) = $5,000

----------------- ----------------------- -------------------------------- -------------- ----------------------------------------

9/15/2000   CCR0152363-01    Crime Insurance    General   Blanket Limit = $100,000                                $1,786
                                               Accident    Theft inside premises Limit = $10,000
                                                           Theft outside the premises Limit = $5,000
----------------- ----------------------- -------------------------------- -------------- ---------------------------------------

9/15/2000   BA0251587-01    Commercial Auto     General   Combined Single Limit = $1 Million                      $2,423
                                                Accident  Uninsured Motorist Limit = $1  Million
                                                          Underinsured  Motorist
                                                          Limit  =  $1   Million
                                                          Hired & Non-Owned Auto
                                                          Limit  =  $1   Million
                                                          Medical  Payments  Per
                                                          Person = $2,000  Hired
                                                          or    Borrowed    Auto
                                                          Comprehensive        =
                                                          $50,000    Hired    or
                                                          Borrowed          Auto
                                                          Collision = $50,000

----------------- ----------------------- -------------------------------- -------------- ----------------------------------------


9/15/2000    WC0083907-02   Workers'
                          Compensation          General    Bodily Injury by Accident = $100,000/accident    $134,877
                                               Accident    Bodily Injury by Disease Policy Limit =
                                                           $500,000
                                                           Bodily Injury by Disease = $100,000/employee


----------------- ----------------------- -------------------------------- -------------- ----------------------------------------
9/15/2000    CC400674       Ocean Marine      Commercial   Vessel Limit = $400,000                          $13,000
                                                           Union Aircraft Limit = $400,000
                                                           Cargo Limit = $40,000

----------------- ----------------------- -------------------------------- -------------- ---------------------------------------

9/15/2000   CVB0112856-00   Commercial

                            Umbrella              CGU     $5,000,000 Annual Limit of Liability             $2,875

----------------- ----------------------- -------------------------------- -------------- ----------------------------------------

1/14/2001   90002524        Directors &
                         Officers Liability      E-Risk   Limit = $1,000,000                               $8,325
                                                          Services

----------------- ----------------------- -------------------------------- -------------- ----------------------------------------

1/14/2001  ZE 0003880    Employment Practices  Liability  Pacific  Limit = $1,000,000                    $12,789
                                                          Insurance
                                                          Company
----------------- --------------------- ---------------------------- ---------------------- --------------------------------------

9/15/2000  PLP0434751-01 Commercial General    General    General Aggregate Limit = $2 Million           $10,851
                            Liability          Accident   Products/Completed Operations Aggregate
                                               Insurance  Limit  =  $2   Million
                                                          Personal    Injury   &
                                                          Advertising  Liability
                                                          Limit  =  $1   Million
                                                          Limit per Occurrence =
                                                          $1 Million Fire Damage
                                                          Limit    =    $100,000
                                                          Medical  Expense Limit
                                                          (any  one   person)  =
                                                          $5,000

----------------- --------------------- ---------------------------- ---------------------- --------------------------------------

9/15/2000  CCR0152363-01  Crime Insurance     General     Blanket Limit = $100,000                        $1,786
                                              Accident    Theft inside premises Limit = $10,000
                                              Insurance   Theft outside the premises Limit = $5,000
----------------- --------------------- ---------------------------- ---------------------- --------------------------------------

9/15/2000  BA0251587-01  Commercial Auto      General     Combined Single Limit = $1 Million               $2,423
                                              Accident    Uninsured Motorist Limit = $1  Million
                                              Insurance   Underinsured Motorist Limit = $1 Million
                                                          Hired & Non-Owned Auto
                                                          Limit  =  $1   Million
                                                          Medical  Payments  Per
                                                          Person = $2,000  Hired
                                                          or    Borrowed    Auto
                                                          Comprehensive        =
                                                          $50,000    Hired    or
                                                          Borrowed          Auto
                                                          Collision = $50,000

----------------- --------------------- ---------------------------- ---------------------- --------------------------------------

9/15/2000  WC0083907-02  Workers'           General        Bodily Injury by Accident = $100,000/accident    $134,877
                         Compensation        Accident      Bodily Injury by Disease Policy Limit =
                                             Insurance     $500,000
                                                           Bodily Injury by Disease = $100,000/employee

----------------- --------------------- ---------------------------- ---------------------- --------------------------------------
9/15/2000  C400674      Ocean Marine     Commercial Union  Vessel Limit = $400,000                          $13,000
                                           Insurance       Aircraft Limit = $400,000
                                                           Cargo Limit = $40,000

----------------- --------------------- ---------------------------- ---------------------- -------------------------------------

3/31/2001  L45000-732016-98   Specific

                            & Aggregate Stop    IAO Re     $80,000 specific; 125% aggregate                 $88,146
                             Loss

----------------- --------------------- ---------------------------- ---------------------- -------------------------------------

3/31/2000  40500           Administrative

                              Services          SIHO                   N/A                                  $61,968
                             Contract

----------------- --------------------- ---------------------------- ---------------------- --------------------------------------
3/31/2001              Vision Care Insurance    MECA                   Scheduled amounts per procedure.     $67,726

----------------- --------------------- ---------------------------- ---------------------- --------------------------------------

3/31/2001             Employee Assistance Plan     Quinco
                                                 Behavioral                                                 $12,144
                                                   Health
----------------- --------------------- ---------------------------- ---------------------- --------------------------------------


June 29, 2000
Schedule 5.22 Contracts and Commitments

1) Employment Agreement, dated November 1, 1996, by and between Onkyo America and Douglas E. Pillow and amendments.

2) Employment Agreement, dated August 22, 1997, by and between Onkyo America and Steven B. Gramig and amendments.

3) Employment Agreement, dated June 1, 1998, by and between Onkyo America and Joseph Donohoe and amendments.

Employment Agreement, dated February 1, 2000, by and between Onkyo America Specialty Products, Inc. and Kevin M. Martin.

Employment Agreement, dated February 1, 2000, by and between Onkyo America Specialty Products, Inc. and Lee E. Barnes.

Employment Agreement, dated February 1, 2000, by and between Onkyo America Specialty Products, Inc. and Randy Grubbs.

Confidential and or Proprietary Information Agreement, dated August 13, 1998, by and between Onkyo America, Inc. and Noise Cancellation Technologies, Inc.

Confidentiality and Non-Competition Agreement, dated April 16, 1998, by and between Onkyo America, Inc. and Parametric Technology Corporation.

Reciprocal Non-Disclosure Agreement, dated September 18, 1996, by and between Onkyo America, Inc. and Chase Technologies. Confidentiality Agreement, dated April 21, 1998, by and between Onkyo America, Inc. and Honda of America Mfg./Honda R&D Americas, Inc.

Letter Agreement to Hold Information Confidential, dated July 10, 1998, by and between Onkyo America and Nissan Research & Development, Inc. and Nissan Motor Manufacturing Corporation U.S.A.

Non-Disclosure Confidentiality Agreement, dated November 15, 1999, by and between Onkyo America and Immersion Graphics Corporation.

Mutual Non-Disclosure Agreement, dated January 24, 2000, by and between Onkyo America and Rockford Corporation.

Non-Disclosure Agreement, dated August 7, 1996, by and between Onkyo America and Advantage Cutting & Gasket, Inc.

Non-Disclosure Agreement, date unknown, by and between Onkyo America and Boston Acoustics, Inc.

Confidentiality and Non-Competition Agreement, dated July 29, 1997, by and between Onkyo America and Audax Industries.

Agreements, by and between Onkyo America and LaSalle Bank: Third Amended and Restated Credit Agreement dated February 29, 2000 Second Replacement Credit Note dated February 29, 2000 First Replacement Mortgage Note dated February 29, 2000 First Replacement Term Note dated February 29, 2000

Real Estate Mortgage, Assignment of Rents and Leases; Security Agreement and Fixture Filing dated November 30, 1999.

Security Agreement dated September 24, 1999
Security Agreement for Onkyo America Specialty Products dated February 29, 2000 Stock Pledge Agreement

Supplier and Buyer Agreement, dated January 24, 2000, by and between Onkyo America and Onkyo Malaysia Sdn. Bhd., appointing Onkyo America as distributor for Onkyo Malaysia Sdn. Bhd.'s speakers in North America.

Loan Agreement dated October 26, 1998, by and between Onkyo Corporation and Onkyo America, Inc. for $1 million.

Pre-Acquisition Confidentiality Agreement dated April 27, 2000, by and between Onkyo America and Pyle Manufacturing, LLC regarding the proposed purchase of assets of Pyle.

Changes to Schedule 5.22
Since June 29, 2000


                                                    Schedule 5.22

                                              Contracts and Commitments

Agreement by and between Pyle Manufacturing, LLC and Onkyo America, Inc. regarding the proposed purchase of assets of Pyle Manufacturing, LLC.

Letter dated August 11, 2000, to Doug Pillow of Onkyo America, Inc. from Fred Farrar of Pyle Manufacturing, LLC regarding the interpretation of certain language in the confidentiality and asset acquisition agreements between Onkyo America, Inc. and Pyle Manufacturing, LLC.

Joint Unanimous Resolution of the Board of Directors and Shareholders of Onkyo America, Inc., dated August 1, 2000, regarding indemnification.

Agreements, by and between Onkyo America, Inc., Onkyo America Specialty Products, Inc., and LaSalle Bank as set forth below:

Third Amended and Restated Credit Agreement dated February 29, 2000 among LaSalle Bank, Onkyo America, Inc. and Onkyo America Specialty Products, Inc., as amended by First Amendment to Third Amended and Restated Credit Agreement dated as of June 19, 2000.

Second Replacement Credit Note dated February 29, 2000 (Onkyo America, Inc. and Onkyo America Specialty Products, Inc. as co-borrowers).

First Replacement Mortgage Note dated February 29, 2000 (Onkyo America, Inc. and Onkyo America Specialty Products, Inc. as co-borrowers).

First Replacement Term Note dated February 29, 2000 (Onkyo America, Inc. and Onkyo America Specialty Products, Inc. as co-borrowers).

Real Estate Mortgage, Assignment of Rents and Leases; Security Agreement and Fixture Filing dated November 30, 1999 by and between Onkyo America, Inc. and LaSalle Bank.

Security Agreement dated September 24, 1999 by and between Onkyo America, Inc. and LaSalle Bank.

Security Agreement for Onkyo America Specialty Products dated February 29, 2000.

Stock Pledge Agreement by and between Onkyo America, Inc. and LaSalle Bank.

                                  Schedule 5.23

                             Customers and Supplies

                                 No exceptions.

                                      [ * ]




   * Confidential portions omitted and filed separately with the Commission.

                     Customers Greater than 5% of 1999 Sales

CUSTOMER                ANNUAL SALES                  PERCENT

Delco                  48,200,351                     64.39%
[     *      ]        [     *    ]                 [    *        ]
[     *      ]        [     *    ]                 [    *        ]




* Confidential portions omitted and filed separately with the Commission.

                                  Schedule 5.24

                             Severance Arrangements

Employment Agreement, dated November 1, 1996,  by and between Onkyo
America and [       *        ].

Employment Agreement, dated August 22, 1997, by and between Onkyo America and
         [        *        ].

Employment Agreement, dated June 1, 1998, by and between Onkyo America and
         [        *        ].

Employment Agreement, dated October 1, 1999, by and between Onkyo America and
         [        *        ].

Employment Agreement, dated October 1, 1999, by and between Onkyo America and
         [        *        ].

Employment Agreement, dated October 1, 1999, by and between Onkyo America and
         [        *        ].

Employment Agreement, dated June 1, 1997, by and between Onkyo America and Lou Melillo.

* Confidential portions omitted and filed separately with the Commission.

                                  Schedule 5.25

                                  Shareholders

Onkyo Corporation owns of record and beneficially 1,770 common shares.

Onkyo Malaysia Sdn. Bhd. owns of record and beneficially 2,065 common shares.

Onkyo Europe Electronics GMBH owns of record and beneficially 2,065 common shares.

Buyer owns 100 issued and outstanding preferred shares.

                                  Schedule 5.26

                           Broker's and Finder's Fees

                                      None.

                                  Schedule 5.29

                              Intellectual Property

1)       Patent Number 4,673,056 for Loudspeaker System.

2)       Patent Number 4,099,026 for Loudspeaker for vehicles.

3)       Patent Number 5,527,587 for Trim and Piece Method for Making Same.

4)       Patent Number 5,094,316 for Overhead Speaker System for Use in
         Vehicles.

5)       Patent Number 5,606,623 for Overhead Vehicle Loud Speaker Cabinet XJ
         System.

6)       Patent Number 5,546,381 for Mounted Sound Horn.

7) Subwoofer and cone technology owned by Onkyo Corporation: Patent Number 4,377,617 for Loudspeaker Diaphragm and Process for Producing Same. Patent Number 4,709,392 for Dome Speaker with a Diaphragm Having at Least One Elongated Cut-out Portion. Patent Number 5,205,897 for Method of Bonding Loudspeaker Diaphragm, owned by Onkyo Corporation.

 8) Trademark License Agreement, by and between Onkyo Corporation and Onkyo America, Inc. dated January 1, 1999 for the Onkyo Trademark.

9)       Access to Design Database.

Changes to Schedule 5.22
Since June 29, 2000


                                  Schedule 5.29

                              Intellectual Property

     10) Patent Number 4,099,026 for Loudspeaker for vehicles has expired.


     11) Patent Application Serial Number 9/332,844 for Loudspeaker Assembly and Method of Assembly for same was filed on June 14, 1999. Patent is pending.

     12) The Patent Number for the Mounted Sound Horn was incorrectly stated as 5,546,381. The correct patent number is 5,646,381.

                                  Schedule 6.04

                             Consents and Approvals

                                      None.

                                  Schedule 6.08

                           Broker's and Finder's Fees

                                 No exceptions.

                                  Schedule 8.07

                  Distribution and Technical Services Agreement

The following documents are attached:

         8.07(a). Distribution and Technical Services Agreement, dated _______________, by and between Onkyo Corporation and Onkyo America, appointing Onkyo America as Onkyo Group's exclusive distributor for certain speakers in Canada, the United States, Mexico, and South America.

         8.07(b).  Distribution  Agreement,  dated  _________________,   by  and
between Onkyo Corporation and Onkyo America, appointing Onkyo Corporation as Onkyo America's exclusive distributor for certain speakers in Asia.

7

                             DISTRIBUTION AGREEMENT

         THIS DISTRIBUTION AGREEMENT ("Agreement") is made and entered into as of this ______ day of _______ 2000, by and between Onkyo America, Inc., an Indiana corporation ("Onkyo America"), and Onkyo Corporation, a Japanese corporation ("Onkyo Japan").

                                    RECITALS

         WHEREAS,   Onkyo  Japan  is  engaged  in  the  worldwide   manufacture,
distribution and sale of audio products, including speakers for various applications.

         WHEREAS, Onkyo Japan conducts its business, in part, through a number of companies which Onkyo Japan controls, directly or indirectly, including (but not limited to) stock ownership, through contract, or otherwise. For the purpose of the foregoing, the term "control" means the possession of the powers to elect or appoint the majority of the members of the board of directors (or other body performing similar functions), or to control the outcome of decisions concerning the matters contemplated by this Agreement.

         WHEREAS, Onkyo America is engaged in the manufacture, distribution and sale of speakers in Canada, the United States and Mexico and intends to expand its activities to market and sell speakers in Japan and Asia (collectively, the "Territory") and elsewhere;

         WHEREAS, on or about the date of this Agreement certain members of the Onkyo Group are entering into a Share Purchase Agreement to sell all of the outstanding Onkyo America common shares to Global Technovations, Inc.;

         WHEREAS, to ensure access to an effective distribution channel for Onkyo America Speakers in the Territory after the share acquisition is complete, Onkyo America wishes to appoint Onkyo Japan as its exclusive distributor in the Territory for Onkyo America Speakers, as defined in Section 1.1 of this Agreement, and to assist Onkyo Japan in developing the market for such Onkyo America Speakers in the Territory; and

         WHEREAS, Onkyo Japan wishes to accept that appointment and serve as Onkyo America's exclusive distributor for Onkyo America Speakers in the Territory;

         NOW THEREFORE, Onkyo America and Onkyo Japan (individually, a "Party" and collectively, the "Parties"), in consideration of the mutual promises set forth herein, hereby agree as follows:

                                    Article I
                              Terms and Conditions

Section 1.1.      Appointment as Exclusive Distributor in the Territory.

         (a) Onkyo America hereby appoints Onkyo Japan as the exclusive distributor in the Territory for all Onkyo America Speakers which are sold by Onkyo America in the Territory. "Onkyo America Speakers" are all automotive speakers, office equipment speakers, television speakers and telephone speakers (but not home theater speakers or home stereo speakers) manufactured or assembled by Onkyo America.

         (b) Unless waived in writing by Onkyo Japan pursuant to Section 1.2(a) or sold unintentionally as provided in Section 1.2(b), Onkyo America shall not, directly or indirectly, sell, manufacture or assemble any Onkyo America Speakers for delivery in the Territory (or engage in acts or practices with respect to any such Onkyo America Speakers, directly or indirectly including through independent contractors or agents, which are customarily part of the manufacturing or assembly process including but not limited to quality control or inspection) (such acts and practices, "Added Services") or allow or cause any other person or entity under Onkyo America's control, as such term is defined in the second paragraph of the Recitals to this Agreement to do any of the foregoing acts, other than through Onkyo Japan (or another distributor or sub-distributor approved or appointed by Onkyo Japan) unless:

                  (i)      such sale was made unintentionally; or

                  (ii) the Onkyo America Speakers are contained in Finished Products manufactured or assembled outside the Territory and delivered into the Territory without the addition of any Added Services performed in the Territory. The term "Finished Products" shall mean products into which speakers are incorporated and that are ultimately sold or re-sold in substantially such form to consumers or end-users (including corporations or other entities for their own use); or

         (iii)    such sale is permitted pursuant to Section 1.2 hereof.

         (c) Onkyo America shall use its reasonable best efforts to refer (and shall cause any person or entity under Onkyo America's control to use their reasonable best efforts to refer) to Onkyo Japan all inquiries and orders for Onkyo America Speakers received for delivery of Onkyo America Speakers into the Territory (except as otherwise provided by this Agreement). If, after referring inquiries and orders for delivery in the Territory to Onkyo Japan, a customer demands that Onkyo America sell directly to that customer, Onkyo America may sell Onkyo America Speakers to the customer for delivery in the Territory provided that Onkyo America gives written notice to Onkyo Japan within 60 days and Onkyo Japan is paid a commission on such sales in an amount equal to [ * ]. Commissions shall be paid for deliveries of Onkyo America Speakers into the Territory, on [ * ].

         (d) Nothing contained in this Agreement shall preclude Onkyo Japan from purchasing components and other products competitive with Onkyo America Speakers from third parties.

Section 1.2       Permitted Onkyo America Sales.

         Notwithstanding the exclusive distributorship rights of Onkyo Japan, Onkyo America or any Onkyo America affiliate may, directly or indirectly, sell Onkyo America Speakers for delivery into the Territory:

* Confidential portions omitted and filed separately with the Commission.

         (a) If and to the extent that the Chief Executive Officer or a Director of Onkyo Japan shall have been advised by Onkyo America or any Onkyo America affiliate of the material facts concerning the intention of Onkyo America or any Onkyo America affiliate to make such sales and deliveries, and Onkyo Japan waives in writing the opportunity to be the exclusive distributor with respect to such sales and deliveries, either unconditionally or conditionally upon payment of a commission or other compensation. Such waiver may not be unreasonably withheld in view of Onkyo Japan's business plans, proposals and opportunities as they exist at the time of the requested waiver, the amount of commissions to be paid to Onkyo Japan, and the effect of any of the foregoing factors on Onkyo Japan's business. Onkyo Japan's refusal to grant a waiver to permit a sale to an existing customer shall be conclusively presumed to be reasonable. "Existing customer" shall mean an Onkyo Japan customer (or affiliate of a customer) to which Onkyo Japan or any Onkyo Group member has sold a similar product within the prior year. Each waiver shall be limited to the proposed transaction unless otherwise specified in the waiver; or

(b)(i) If, and to the extent that such sales and deliveries are made unintentionally by Onkyo America. Sales and deliveries into the Territory shall be deemed to have been made intentionally by Onkyo America if (by reason of notification by Onkyo Japan or otherwise) the fact of such sales and deliveries into the Territory shall have become known to the Chief Executive Officer or any Director of Onkyo America, and Onkyo America, within 30 days of such executive(s) having acquired such knowledge, have not agreed with the Chief Executive Officer of Onkyo Japan either to (A) discontinuance by Onkyo America of all such future sales or deliveries into the Territory or (B) the terms and conditions under which Onkyo Japan will allow such sales and deliveries to continue. Such terms and conditions shall include a definitive agreement concerning the timing of payment of commissions or other compensation to be paid to Onkyo Japan on past unpermitted sales and future permitted sales or deliveries of Onkyo America Speakers by Onkyo America, and such other conditions, as the Chief Executive Officer of Onkyo Japan shall, in his discretion, deem acceptable.

                (ii) If, after discontinuing the unauthorized shipment of Onkyo America Speakers into the Territory, Onkyo America again ships Onkyo America Speakers into the Territory, to the same customer, such sale shall be deemed intentional.

                (iii) If, unless otherwise agreed in writing between the Chief Executive Officer of Onkyo Japan and Onkyo America, (A) Onkyo America establishes, to the reasonable satisfaction of the Chief Executive Officer of Onkyo Japan, that, in light of the relationship with Onkyo America's customer which has been involved in the sales and delivery at issue, it is commercially difficult or impracticable to discontinue such sale and delivery and to refer such transactions to Onkyo Japan, and (B) Onkyo America will pay to Onkyo Japan commissions for such past unpermitted sales (payable immediately) and for future sales (payable on January 10 (for the period July 1 through and including December 30) and on July 10 (for the period January 1 through and including June
30), then Onkyo Japan shall allow such sales and delivery to continue.

                  (iv) If, on more than one occasion Onkyo America fails to forward an inquiry to Onkyo Japan, regardless of whether it has used its reasonable best efforts, and such inquiry leads to sales of Onkyo America Speakers which are fulfilled by Onkyo America, such sales shall be deemed intentional.

         (c) Unless otherwise agreed upon in writing by the Chief Executive Officer of Onkyo America, the commissions referred to in this Agreement shall be equal to 3.5% of the net sales price.

Section 1.3.      Inspection Rights.

         During each calendar year of the Term, as defined, and within 90 days after expiration of the Term, Onkyo Japan, through its employees and accountants, shall have the right to review the books and records of Onkyo America or any affiliate which gives notice to Onkyo Japan as described in
Section 1.2. If any review reveals that commissions are owed to Onkyo Japan, the commissions shall be promptly paid to it together with 6.5% per annum interest at the Federal Funds rate (determined as of the date on which the sale relating to the commission occurred), and if the total unpaid commissions exceed 5% of commissions that would have been paid during the timeframe of the review, Onkyo America or its affiliates shall promptly reimburse Onkyo Japan for its costs of the review including the reasonable fees and costs of its accountants.

Section 1.4.      Future Restrictions.

         Onkyo America agrees that it shall take whatever action is necessary to cause any current or future persons or entities under Onkyo America's control, to adhere to and comply with this Agreement during the Term. In furtherance of this covenant and agreement, Onkyo America or any Onkyo America affiliate shall not sell the assets or equity interests of Onkyo America (except for a public offering of securities) outside of the ordinary course of business (including through any merger, consolidation or similar transaction) unless the purchaser agrees to be bound by this Agreement during the Term by becoming a party to this Agreement and not use the name "Onkyo" in the Territory.

Section 1.5.      Remedies for Violation.

         If Onkyo America or any Onkyo America affiliate violates the exclusive appointment provisions of Sections 1.1, or 1.2, Onkyo Japan may, at its sole discretion, exercise any one or more of the following options or any other legal or equitable remedies available to Onkyo Japan under applicable law.

         (a) Onkyo Japan may seek injunctive relief preventing Onkyo America and/or any Onkyo America affiliate responsible for the violation (each a "Defendant") from continuing to sell into the Territory;

         (b) Onkyo Japan may require Onkyo America (and/or any other Onkyo America affiliate responsible for the violation) to reimburse Onkyo Japan for any damages that may result from the conduct that violates the exclusivity of this Agreement;

         (c) Onkyo Japan may require the Defendant(s) to account to Onkyo Japan and pay it any profits made by the Defendant(s) on sales that violate Sections 1.1 or 1.2;

         (d) Onkyo Japan may offset any damages or profits to which it is entitled under Section 1.5 (b) or (c) against sums owed to Onkyo America whether represented by notes, royalties or accounts payable;

         (e) Onkyo Japan may terminate this Agreement pursuant to the provisions of Article III (including compliance with the 30 day notice period) without penalty to Onkyo Japan.

         (f) The remedies set forth under Section 1.5 (b) and (c) above are mutually exclusive. However, Onkyo Japan may elect its choice of remedy at the conclusion of the presentation of evidence in an arbitration proceeding.

                                   Article III
                                      Term

         This Agreement shall be in effect until [ * ] (the "Term"), unless earlier terminated for breach or amended or extended by mutual agreement of the Parties in writing. Either Party may terminate this Agreement in the event of the filing of any voluntary or involuntary petition to declare the other Party insolvent or bankrupt that is not dismissed within 30 days; or making an assignment or other arrangement for the benefit of creditors of such other Party; or such other Party being dissolved or liquidated.

                                   Article IV
                                  Miscellaneous

Section 4.1.      Governing Law.

         This Agreement shall be construed and enforced in accordance with, and governed by, the laws of Japan (without giving effect to the principles of conflicts of laws thereof).

Section 4.2.      Arbitration.

         The Parties agree to attempt to resolve any dispute which arises under this Agreement amicably and in good faith. Any dispute arising under or in connection with this Agreement which cannot be resolved amicably and in good faith within 30 days shall be resolved by three arbitrators by the American Arbitration Association in arbitration proceedings conducted in Indianapolis,

* Confidential portions omitted and filed separately with the Commission.

Indiana, in accordance with the American Arbitration Association's commercial arbitration rules. The decision of the arbitrators shall be final and binding and shall be enforceable in any court of competent jurisdiction; provided, however, that any Party may, as appropriate, seek temporary injunctive relief in any court of competent jurisdiction. In any such arbitration proceeding, the Parties agree to provide all discovery deemed necessary by the arbitrators. Any award made by the arbitrators shall be final, binding and conclusive on all Parties for all purposes, and judgment may be entered thereon in any court having jurisdiction.

Section 4.3.      Severability.

         To the extent that any part of this Agreement is determined to be invalid, illegal or unenforceable, such part shall be deleted and the remaining provisions of this Agreement shall remain in effect.

Section 4.4.      Waiver.
 Failure by either Party to promptly enforce any of its rights hereunder shall not constitute a waiver of future violations of such rights or preclude such Party from enforcing future breaches of such rights.

Section 4.5.      Entire Agreement.

         This Agreement supersedes any prior discussions between the Parties related to the distribution of Onkyo America Speakers by Onkyo Japan.

Section 4.6.      Notices.

         All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the Party to whom notice is to be given, (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below, provided that telephonic confirmation of receipt is obtained from the designated person for the recipient promptly after completion of transmission, (c) three days after delivery to an express courier service or the Express Mail service.

                  To:      Onkyo Corporation

                         2-1, Nisshin-Cho, Neyagawa-Shi

                              Osaka 572-8450 Japan

                           Attn:    Naoto Otsuki, Chairman &
                                    Chief Executive Officer
                           Telephone No.: 0728-31-8002

                           Facsimile No.: 0728-33-4651

                  To:      Onkyo America, Inc.
                           3030 Barker Drive
                           Columbus, IN 47201
                           Attn:    Mr. Shinobu Shimojima, President
                           Tel:     812-342-0332 ext. 106
                           Fax:     812-342-2851

Section 4.7.  Assignability.

         This Agreement may not be assigned by either Party without the prior written consent of the other, provided, however, that if a Party is not the surviving party to a merger or sells all or substantially all of its assets, such Party (and any successor hereunder) may assign these contractual rights without further approval.

         IN WITNESS WHEREOF, the Parties have, by their duly authorized representatives, executed this Agreement as of the date first set forth above.

ONKYO CORPORATION                           ONKYO AMERICA, INC.
("Onkyo Japan")                            ("Onkyo America")

By:___________________________            By:_______________________________
     Naoto Otsuki, Chairman & CEO            Shinobu Shimojima, President

                 DISTRIBUTION AND TECHNICAL SERVICES AGREEMENT

         THIS DISTRIBUTION AND TECHNICAL SERVICES AGREEMENT ("Agreement") is made and entered into as of this _____ day of __________________, 2000, by and between Onkyo America, Inc., an Indiana corporation ("Onkyo America"), and Onkyo Corporation, a Japanese corporation ("Onkyo Japan").

                                    RECITALS

         WHEREAS,   Onkyo  Japan  is  engaged  in  the  worldwide   manufacture,
distribution and sale of audio products, including speakers for various applications and electronic home audio products;

         WHEREAS, Onkyo Japan conducts its business, in part, through a number of companies which Onkyo Japan controls, directly or indirectly, including (but not limited to) stock ownership, through contract, or otherwise. For the purpose of the foregoing, the term "control" means the possession of the powers to elect or appoint the majority of the members of the board of directors (or other body performing similar functions), or to control the outcome of decisions concerning the matters contemplated by this Agreement.

         WHEREAS, Onkyo America is engaged in the manufacture, distribution and sale of speakers in Canada, the United States and Mexico and intends to expand its activities to market and sell speakers in Central and South America;

         WHEREAS, on or about the date of this Agreement certain members of the Onkyo Group are entering into a Share Purchase Agreement to sell all of the outstanding Onkyo America common shares to Global Technovations, Inc.;

         WHEREAS, to ensure continued access to an effective distribution channel for its products in Canada, the United States, Mexico and Central and South America (the "Territory") after the share acquisition is complete, Onkyo Japan wishes to appoint Onkyo America as its exclusive distributor in the Territory for certain speakers manufactured by or for the Onkyo Group, and to assist Onkyo America in developing the market for such speakers in the Territory; and

              WHEREAS, Onkyo America wishes to accept that appointment and serve as Onkyo Group's exclusive distributor for certain speakers in the Territory;

         NOW THEREFORE, Onkyo America and Onkyo Japan (individually, a
"Party" and collectively, the "Parties"), in consideration of the mutual promises set forth herein, hereby agree as follows:

                                    Article I
                              Terms and Conditions

Section 1.1.      Appointment as Exclusive Distributor in the Territory.

         (a) Onkyo Japan hereby appoints Onkyo America as the exclusive distributor in the Territory for all of the following types of speakers manufactured or assembled by or for any member of the Onkyo Group: automotive speakers; office equipment speakers including those used with or assembled in the Territory for installation or use in computers; television speakers; and cellular or other telephone speakers. The exclusive distribution rights exclude
(i) electronic home audio products, home theater speakers or home stereo speakers which are hereafter referred to collectively as Home Audio Products, and (ii) the speakers which are incorporated into "Finished Products" as described in Section 1.1 (b)(ii) hereof. The automotive speakers, office equipment speakers, television speakers and telephone speakers manufactured or assembled by or for members of the Onkyo Group, other than those products referred to in (i) and (ii) above, shall be referred to herein as "Onkyo Group Speakers". Onkyo Japan shall give notice of Onkyo America's rights under this Agreement to each member of the Onkyo Group as soon as practicable following the execution of this Agreement.

         (b) Unless waived in writing by Onkyo America pursuant to Section 1.2(a) or sold unintentionally as provided in Section 1.2(b), neither Onkyo Japan nor any member of the Onkyo Group shall, directly or indirectly, sell, manufacture or assemble any Onkyo Group Speakers for delivery in the Territory (or engage in acts or practices with respect to any such Onkyo Group Speakers, directly or indirectly including through independent contractors or agents, which are customarily part of the manufacturing or assembly process including but not limited to quality control or inspection) (such acts and practices, "Added Services") or allow or cause any other member of the Onkyo Group to do any of the foregoing acts other than through Onkyo America (or another distributor or sub-distributor approved or appointed by Onkyo America) unless:

                  (i)      such sale was made unintentionally, or;

                  (ii) the Onkyo Group Speakers are contained in Finished Products manufactured or assembled outside the Territory and delivered into the Territory without the addition of any Added Services performed in the Territory. The term "Finished Products" shall mean products into which speakers are incorporated and that are ultimately sold or re-sold in substantially such form to consumers or end-users (including corporations or other entities for their own use); or

                  (iii) such sale is  permitted pursuant to Section 1.2 hereof.

         (c) Onkyo Japan shall use its reasonable best efforts to refer (and shall cause other members of the Onkyo Group to use their reasonable best efforts to refer) to Onkyo America all inquiries and orders for Onkyo Group Speakers received for delivery of Onkyo Group Speakers into the Territory, regardless of whether the customer is located in the Territory (except as otherwise provided by this Agreement). If, after referring inquiries and orders for delivery in the Territory to Onkyo America, a customer demands that a member of the Onkyo Group sell directly to that customer, the Onkyo Group member may sell Onkyo Group Speakers to the customer for delivery in the Territory provided that the member of the Onkyo Group gives written notice to Onkyo America within 60 days and Onkyo America is paid a commission on such sales in an amount equal to [ * ]. Commissions shall be paid for deliveries of Onkyo Group Speakers into the Territory, on [ * ].

         (d) Nothing contained in this Agreement shall preclude Onkyo America from purchasing components and other products competitive with Onkyo Group Speakers from third parties; provided, however, that Onkyo America shall not resell, in Asia, speakers produced by the following Japanese competitors of Onkyo Japan: Foster, Pioneer, Panasonic, Minebea, Tokyo Cone and any and all entities which these entities control.

Section 1.2.      Permitted Onkyo Japan Sales.

         Notwithstanding the exclusive distributorship rights of Onkyo America, Onkyo Japan or any other member of the Onkyo Group may, directly or indirectly, sell Onkyo Group Speakers for delivery into the Territory:

         (a) If and to the extent that the Chief Executive Officer of Onkyo America shall have been advised by Onkyo Japan or any other member of the Onkyo Group of the material facts concerning the intention of the Onkyo Group to make such sales and deliveries, and Onkyo America waives in writing the opportunity to be the exclusive distributor with respect to such sales and deliveries, either unconditionally or conditionally upon payment of a commission or other compensation. Such waiver may not be unreasonably withheld in view of Onkyo America's business plans, proposals and opportunities as they exist at the time of the requested waiver, the amount of commissions to be paid to Onkyo America, and the effect of any of the foregoing factors on Onkyo America's business. Onkyo America's refusal to grant a waiver to permit a sale to an existing customer shall be conclusively presumed to be reasonable. "Existing customer" shall mean an Onkyo America customer (or affiliate of a customer) to which Onkyo America has sold a similar product within the prior year. Each waiver shall be limited to the proposed transaction unless otherwise specified in the waiver; or

* Confidential portions omitted and filed separately with Commission.

         (b) (i) If and to the extent that such sales and deliveries are made unintentionally by Onkyo Japan or other members of the Onkyo Group. Sales and deliveries into the Territory shall be deemed to have been made intentionally by the Onkyo Group if (by reason of notification by Onkyo America or otherwise) the fact of such sales and deliveries into the Territory shall have become known to the Chief Executive Officer or any Director of Onkyo Japan or any other member of the Onkyo Group, and the Onkyo Group, within 30 days of such executive(s) having acquired such knowledge, have not agreed with the Chief Executive Officer of Onkyo America either to (A) discontinuance by the Onkyo Group of all such future sales or deliveries into the Territory or (B) the terms and conditions under which Onkyo America will allow such sales and deliveries to continue. Such terms and conditions shall include a definitive agreement concerning the timing of payment of commissions or other compensation to be paid to Onkyo America on past unpermitted sales and future permitted sales or deliveries of Onkyo Group Speakers by the Onkyo Group, and such other conditions, as the Chief Executive Officer of Onkyo America shall, in his discretion, deem acceptable.

           (ii) If, after discontinuing the unauthorized shipment of Onkyo Group Speakers into the Territory, an Onkyo Group member again ships Onkyo Group Speakers into the Territory, to the same customer, such sale shall be deemed intentional.

           (iii) If, unless otherwise agreed to in writing between the Chief Executive Officer of Onkyo America and the applicable Onkyo Group member, (A) the applicable Onkyo Group member establishes, to the reasonable satisfaction of the Chief Executive Officer of Onkyo America, that, in light of the relationship with the applicable Onkyo Group member's customer which has been involved in the sales and delivery at issue, it is commercially difficult or impracticable to discontinue such sale and delivery and to refer such transactions to Onkyo America, and (B) the Onkyo Group will pay to Onkyo America commissions for such past unpermitted sales (payable immediately) and for future sales (payable on January 10 (for the period July 1 through and including December 30) and on July 10 (for the period January 1 through and including June 30), then Onkyo America shall allow such sales and delivery to continue.

           (iv) If, on more than one occasion Onkyo Japan fails to forward an inquiry to Onkyo America, regardless of whether its has used its reasonable best efforts, and such inquiry leads to sales of Onkyo Group Speakers which are fulfilled by a member of the Onkyo Group, such sales shall be deemed intentional.

         (c) Unless otherwise agreed upon in writing by the Chief Executive Officer of Onkyo America, the commissions referred to in this Agreement shall be equal to 3.5% of the net sales price.

Section 1.3.      Treatment of Home Audio Products.

         Onkyo Japan reserves for itself or for any other party or parties that it may designate, and does not grant to Onkyo America, the exclusive right to sell or distribute (through Onkyo Japan's New Jersey subsidiary, Onkyo USA, Inc. or otherwise) the Onkyo Group's Home Audio Products in, or outside of, the Territory. If Onkyo America chooses to sell any Home Audio Products in the future, it must not use a corporate name that includes "Onkyo" in connection with any such sale.

Section 1.4.      Right of First Refusal on New Intellectual Property.

         Onkyo Japan hereby grants Onkyo America the right of first refusal to acquire, whether by way of purchase, license, or otherwise, any rights to any new Intellectual Property to be developed or acquired by any member of the Onkyo Group relating to the Onkyo Group Speakers after the date of this Agreement and before the expiration of the Term. For purposes of this Agreement, the term "Intellectual Property" shall have the same meaning provided in the Share Purchase Agreement entered into as of June 16, 2000 by and among Onkyo Europe Electronics GMBH, Onkyo Malaysia SDN. BHD., Onkyo Corporation, Global Technovations, Inc. and Onkyo America, Inc. In the event that Onkyo Japan desires to sell, license or otherwise transfer any such Intellectual Property relating to any Onkyo Group Speakers, whether the transfer is to someone who is doing business in or intends to do business in the Territory or otherwise, Onkyo Japan shall give written notice to Onkyo America of its intended disposition disclosing all material terms including the identity of the item of Intellectual Property, the proposed transfer price, the payment terms, and the identity of the proposed transferee and, in case of licensing, the territory for such license and the existence of exclusivity (the "Notice"). Onkyo America shall, for a period of 30 days following receipt of the Notice, have the right to acquire for its own account the item of Intellectual Property on the terms and conditions contained in the Notice. In the event that Onkyo America declines to exercise its right of first refusal with regard to any item of Intellectual
Property Onkyo Japan may sell, license or otherwise transfer such item of Intellectual Property to the proposed transferee otherwise on the terms and conditions contained in the Notice. In such event, Onkyo America shall continue to have the right of first refusal under this Section 1.4 with respect to any other items of such Intellectual Property for the remainder of the Term.

Section 1.5.      Inspection Rights.

         During each calendar year of the Term, as defined, and within 90 days after expiration of the Term, Onkyo America, through its employees and accountants, shall have the right to review the books and records of each member of the Onkyo Group which gives notice to Onkyo America as described in Section
1.2. If any review reveals that commissions are owed to Onkyo America, the commissions shall be promptly paid to it together with 6.5% per annum interest at the Federal Funds rate (determined as of the date on which the sale relating to the commission occurred), and if the total unpaid commissions exceed 5% of commissions that would have been paid during the time-frame of the review, the member of the Onkyo Group shall promptly reimburse Onkyo America for its costs of the review including the reasonable fees and costs of its accountants.

Section 1.6.      Future Restrictions.

         Onkyo Japan agrees that it shall take whatever action is necessary to cause any current or future member of the Onkyo Group to adhere to and comply with this Agreement during the Term. In furtherance of this covenant and agreement, the Onkyo Group shall not sell the assets or equity interests outside of the ordinary course of business (including through any merger, consolidation or similar transaction) of any Onkyo Group member unless the purchaser agrees to be bound by this Agreement during the Term by becoming a party to this Agreement and not using the name "Onkyo" in the Territory.

Section 1.7.      Remedies for Violation.

         If Onkyo Japan or any member of the Onkyo Group violates the exclusive appointment provisions of Sections 1.1, or 1.2, Onkyo America may, at its sole discretion, exercise any one or more of the following options or any other legal or equitable remedies available to Onkyo America under applicable law:

         (a) Onkyo America may seek injunctive relief preventing Onkyo Japan and/or any other member of the Onkyo Group responsible for the violation (each a "Defendant") from continuing to sell into the Territory;

         (b) Onkyo America may require Onkyo Japan (and/or any Onkyo Group Member responsible for the violation) to reimburse Onkyo America for any damages that may result from the conduct that violates the exclusivity of this Agreement;

         (c) Onkyo America may require the Defendant(s) to account to Onkyo America and pay it any profits made by the Defendant(s) on sales that violate Sections 1.1 or 1.2;

         (d) Onkyo America may offset any damages or profits to which it is entitled under Section 1.7 (b) or (c) against sums owed to Onkyo Japan whether represented by notes, royalties or accounts payable; and/or

         (e) Onkyo America may terminate this Agreement pursuant to the provisions of Article V (including compliance with the 30 day notice period) without penalty to Onkyo America.

         (f) The remedies set forth under Section 1.7 (b) and (c) above are mutually exclusive. However, Onkyo America may elect its choice of remedy at the conclusion of the presentation of evidence in an arbitration proceeding.

                                   Article II
                              Technical Assistance

         Onkyo Japan shall, at the reasonable request of Onkyo America from time to time and at no additional cost except as set forth in this Article II, provide technical assistance to Onkyo America. Onkyo Japan shall provide 60 man-days of technical assistance to Onkyo America; thereafter additional technical assistance may be provided by Onkyo Japan at Onkyo Japan's option. For the technical assistance provided by Onkyo Japan as set forth in this Article II, Onkyo America shall pay Onkyo Japan a per diem rate based on a pro rata portion of the salary and mandatory year end bonuses (not including benefits) of the person or persons providing the technical assistance. In addition, Onkyo America shall reimburse Onkyo Japan for any reasonable travel, lodging, or other out-of-pocket expenses incurred by Onkyo Japan employees in connection with such assistance; provided that travel related expenses including transportation, lodging and food shall be considered unreasonable if inconsistent with any written policy of Onkyo America applicable to its own employees.

                                   Article III
                                Use of Trademarks

Section 3.1.      Use of Tradename on Products.

          Onkyo America shall not use the name "Onkyo" on any products that it sells other than Onkyo Group Speakers that are sold by Onkyo America in its capacity as exclusive distributor within the Territory for the Onkyo Group; provided, however, that Onkyo America may sell its existing inventory of products (and use the Onkyo name on such existing inventory without charge) for up to 90 days after the date of this Agreement.

Section 3.2.      Use of Tradename with Business.

         Except as provided in Section 3.1, Onkyo America may, without cost, use the "Onkyo" name as the name of its business until July 31, 2005 in the Territory. After July 31, 2005, Onkyo America may use the "Onkyo" name only at such times and in such manner as is authorized in writing by Onkyo Japan at its discretion.

                                   Article IV
                               Supply Arrangements

         That certain supply agreement between Onkyo America and Onkyo Electric (Malaysia) SND. BHD., dated January 24, 2000, shall remain in effect. To the extent that Onkyo America and Onkyo Japan determine that it is in their respective interests to establish similar supply arrangements with other members of the Onkyo Group, separate supply agreements with such entities shall be prepared and executed in a format that is reasonably acceptable to the parties involved in such arrangements. Pricing, quantities, and delivery terms shall be as set forth in those agreements.

                                    Article V
                                      Term

         This Agreement shall be in effect until [ * ] (the "Term"), unless earlier terminated for breach or amended or extended by mutual agreement of the Parties in writing. Either Party may terminate this Agreement in the event of the filing of any voluntary or involuntary petition to declare the other Party insolvent or bankrupt that is not dismissed within 30 days; or making an assignment or other arrangement for the benefit of creditors of such other Party; or such other Party being dissolved or liquidated.

                                   Article VI
                                  Miscellaneous

Section 6.1.      Governing Law.

         This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Indiana (without giving effect to the principles of conflicts of laws thereof).

Section 6.2.      Arbitration.

         The Parties agree to attempt to resolve any dispute which arises under this Agreement amicably and in good faith. Any dispute arising under or in connection with this Agreement which cannot be resolved amicably and in good faith within 30 days shall be resolved by three arbitrators by the American Arbitration Association in arbitration proceedings conducted in Indianapolis, Indiana, in accordance with the American Arbitration Association's commercial arbitration rules. The decision of the arbitrators shall be final and binding and shall be enforceable in any court of competent jurisdiction; provided, however, that any Party may, as appropriate, seek temporary injunctive relief in any court of competent jurisdiction. In any such arbitration proceeding, the Parties agree to provide all discovery deemed necessary by the arbitrators. Any award made by the

* Confidential portions omitted and filed separately with the Commission.

arbitrators shall be final, binding and conclusive on all Parties for all purposes, and judgment may be entered thereon in any court having jurisdiction.

Section 6.3.      Severability.

         To the extent that any part of this Agreement is determined to be invalid, illegal or unenforceable, such part shall be deleted and the remaining provisions of this Agreement shall remain in effect.

Section 6.4.      Waiver.

         Failure by either Party to promptly enforce any of its rights hereunder shall not constitute a waiver of future violations of such rights or preclude such Party from enforcing future breaches of such rights.

Section 6.5.      Entire Agreement.

         This Agreement supercedes any prior discussions between the Parties related to the distribution of Onkyo Group products by Onkyo America (other than the supply agreement described in Article IV).

Section 6.6.      Notices.

         All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the Party to whom notice is to be given, (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below, provided that telephonic confirmation of receipt is obtained from the designated person for the recipient promptly after completion of transmission, (c) three days after delivery to an express courier service or the Express Mail service.

                  To:      Onkyo Corporation

                         2-1, Nisshin-Cho, Neyagawa-Shi
                                 Osaka 572-8450
                                      Japan

                           Attn:    Naoto Otsuki, Chairman &
                                    Chief Executive Officer
                           Telephone No.: 0728-31-8002

                           Facsimile No.: 0728-33-4651

                  To:      Onkyo America, Inc.
                           3030 Barker Drive
                           Columbus, IN 47201
                           Attn:    Mr. Shinobu Shimojima, President
                           Tel:     812-342-0332 ext. 106
                           Fax:     812-342-2851

Section 6.7.  Assignability.

         This Agreement may not be assigned by either Party without the prior written consent of the other, provided, however, that if a Party is not the surviving party to a merger or sells all or substantially all of its assets, such Party (and any successor hereunder) may assign these contractual rights without further approval.

         IN WITNESS WHEREOF, the Parties have, by their duly authorized representatives, executed this Agreement as of the date first set forth above.


ONKYO CORPORATION                           ONKYO AMERICA, INC.
("Onkyo Japan")                             ("Onkyo America")

                                          By:

----------------------------               -------------------------------
Naoto Otsuki, Chairman & CEO                Shinobu Shimojima, President





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